--------------------------------------------------------------------------------





                          RENAISSANCE COSMETICS, INC.,

                                   as Issuer,

                          RENAISSANCE GUARANTOR, INC.,

                                  as Guarantor,

                                       and

                    UNITED STATES TRUST COMPANY OF NEW YORK,

                                   as Trustee

                          -----------------------------


                                    INDENTURE

                          Dated as of February 7, 1997

                          ----------------------------


                                  $200,000,000

                          11 3/4% Senior Notes due 2004





--------------------------------------------------------------------------------

                          CROSS-REFERENCE TABLE


TIA Section                                                Indenture Section
-----------                                                -----------------

ss.310(a)(1) ............................................. 7.10; 11.1
     (a)(2) .............................................. 7.10; 11.1
     (a)(3) .............................................. N.A.
     (a)(4) .............................................. N.A.
     (b) ................................................. 7.8; 7.10; 11.2
     (c) ................................................. N.A.
ss.311(a) ................................................ 7.11
     (b) ................................................. 7.11
     (c) ................................................. N.A.
ss.312(a) ................................................ 2.6
     (b) ................................................. 11.3
     (c) ................................................. 11.3
ss.313(a) ................................................ 7.6
     (b)(1) .............................................. 7.6
     (b)(2) .............................................. 7.6
     (c) ................................................. 7.6; 11.2
     (d) ................................................. 7.6
ss.314(a) ................................................ 4.6; 4.7(a); 11.2
     (b) ................................................. 10.7
 (c)(1) .................................................. 11.4
     (c)(2) .............................................. 11.4
     (c)(3) .............................................. 11.4
     (d) ................................................. 10.8; 10.9
     (e) ................................................. 11.5
     (f) ................................................. N.A.
ss.315(a) ................................................ 7.1(b)
     (b) ................................................. 7.5; 11.2
     (c) ................................................. 7.1(a)
     (d) ................................................. 7.1(c)
     (e) ................................................. 6.11
ss.316(a) (last sentence) ................................ 2.10
     (a)(1)(A) ........................................... 6.5
     (a)(1)(B) ........................................... 6.4
     (a)(2) .............................................. N.A.
     (b) ................................................. 6.7
      (c) ................................................ 9.4
ss. 317(a)(1) ............................................ 6.8
     (a)(2) .............................................. 6.9
     (b) ................................................. 2.5
ss. 318(a) ............................................... 11.1
--------------------
N.A. means Not Applicable.

NOTE: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of this Indenture.

                            TABLE OF CONTENTS


Section                                                                Page
-------                                                                ----

                               ARTICLE I

                            DEFINITIONS AND
                       INCORPORATION BY REFERENCE

1.1        Definitions................................................. 1
1.2        Incorporation by Reference of Trust
              Indenture Act............................................
1.3        Rules of Construction.......................................

                               ARTICLE II

                                THE NOTES

2.1        Amount of Notes.............................................
2.2        Form and Dating.............................................
2.3        Execution and Authentication................................
2.4        Registrar and Paying Agent..................................
2.5        Paying Agent To Hold Money in Trust.........................
2.6        Noteholder Lists............................................
2.7        Transfer and Exchange.......................................
2.8        Replacement Notes...........................................
2.9        Outstanding Notes...........................................
2.10       Treasury Notes..............................................
2.11       Temporary Notes.............................................
2.12       Cancellation................................................
2.13       Defaulted Interest..........................................
2.14       CUSIP Number................................................
2.15       Deposit of Moneys...........................................
2.16       Book-Entry Provisions for Global Notes......................
2.17       Special Transfer Provisions.................................
2.18       Computation of Interest.....................................

                               ARTICLE III

                               REDEMPTION

3.1        Election To Redeem; Notices to Trustee......................
3.2        Selection of Notes To Be Redeemed...........................
3.3        Notice of Redemption........................................
3.4        Effect of Notice of Redemption..............................
3.5        Deposit of Redemption Price.................................
3.6        Notes Redeemed in Part......................................

Section                                                                Page
-------                                                                ----

                               ARTICLE IV

                                COVENANTS

4.1        Payment of Notes............................................
4.2        Maintenance of Office or Agency.............................
4.3        Corporate Existence.........................................
4.4        Payment of Taxes and Other Claims...........................
4.5        Maintenance of Properties; Insurance;
              Books and Records; Compliance with Law...................
4.6        Compliance Certificates.....................................
4.7        SEC Reports.................................................
4.8        Limitation on Additional Indebtedness.......................
4.9        Limitation on Restricted Payments...........................
4.10       Limitation on Investments...................................
4.11       Limitation on Liens.........................................
4.12       Limitation on Dividends and Other
              Payment Restrictions Affecting
              Restricted Subsidiaries..................................
4.13       Limitation on Certain Asset Sales...........................
4.14       Limitation on Transactions with Affiliates..................
4.15       Change of Control...........................................
4.16       Limitation on Creation of Subsidiaries......................
4.17       Limitation on Preferred Stock of
              Subsidiaries.............................................
4.18       Limitation on Capital Stock of
              Subsidiaries.............................................
4.19       Limitation on Sale and Lease-Back
              Transactions.............................................
4.20       Financing of Certain Acquisitions...........................
4.21       Waiver of Stay, Extension or Usury Laws.....................
4.22       Further Assurance to the Trustee............................
4.23       Disbursement of Funds; Escrow Account.......................
4.24       Payments for Consent........................................
4.25       Guarantor...................................................

                                ARTICLE V

                          SUCCESSOR CORPORATION

5.1        Merger, Consolidation or Sale of Assets.....................
5.2        Successor Entity Substituted................................

Section                                                                Page
-------                                                                ----

                               ARTICLE VI

                          DEFAULT AND REMEDIES

6.1        Events of Default...........................................
6.2        Acceleration................................................
6.3        Other Remedies..............................................
6.4        Waiver of Past Default......................................
6.5        Control by Majority.........................................
6.6        Limitation on Suits.........................................
6.7        Rights of Holders To Receive Payment........................
6.8        Collection Suit by Trustee..................................
6.9        Trustee May File Proofs of Claim............................
6.10       Priorities..................................................
6.11       Undertaking for Costs.......................................
6.12       Restoration of Rights and Remedies..........................

                               ARTICLE VII

                                 TRUSTEE

7.1        Duties of Trustee...........................................
7.2        Rights of Trustee...........................................
7.3        Individual Rights of Trustee................................
7.4        Trustee's Disclaimer........................................
7.5        Notice of Defaults..........................................
7.6        Reports by Trustee to Holders...............................
7.7        Compensation and Indemnity..................................
7.8        Replacement of Trustee......................................
7.9        Successor Trustee by Merger, Etc............................
7.10       Eligibility; Disqualification...............................
7.11       Preferential Collection of Claims
              Against Company..........................................
7.12       Paying Agents...............................................

                              ARTICLE VIII

                   DISCHARGE OF INDENTURE; DEFEASANCE

8.1        Termination of Company's Obligations........................
8.2        Legal Defeasance and Covenant Defeasance....................
8.3        Application of Trust Money..................................
8.4        Repayment to Company........................................
8.5        Reinstatement...............................................
8.6        Moneys Held by Paying Agent.................................
8.7        Moneys Held by Trustee......................................

Section                                                                Page
-------                                                                ----


                               ARTICLE IX

                   AMENDMENTS, SUPPLEMENTS AND WAIVERS

9.1        Without Consent of Holders..................................
9.2        With Consent of Holders.....................................
9.3        Compliance with Trust Indenture Act.........................
9.4        Revocation and Effect of Amendments and
              Consents.................................................
9.5        Notation on or Exchange of Notes............................
9.6        Trustee To Sign Amendments, Etc.............................

                                ARTICLE X

                           GUARANTEE OF NOTES;
                         COLLATERAL AND SECURITY

10.1       Guarantee...................................................
10.2       Execution and Delivery of Guarantee.........................
10.3       Limitation of Guarantee.....................................
10.4       Release of Guarantee........................................
10.5       Payments....................................................
10.6       Escrow Agreement............................................
10.7       Recording and Opinions......................................
10.8       Release of Collateral.......................................
10.9       Certificates of the Company and
              Opinion of Counsel.......................................
10.10      Authorization of Actions To Be Taken
              by the Trustee Under the Escrow Agreement................
10.11      Authorization of Receipt of Funds by
              the Trustee Under the Escrow Agreement...................
10.12      Termination of Security Interest............................

                               ARTICLE XI

                              MISCELLANEOUS

11.1       Trust Indenture Act Controls................................
11.2       Notices.....................................................
11.3       Communications by Holders with Other
              Holders..................................................
11.4       Certificate and Opinion of Counsel as
              to Conditions Precedent..................................
11.5       Statements Required in Certificate
              and Opinion of Counsel...................................

Section                                                                Page
-------                                                                ----

11.6       Rules by Trustee, Paying Agent, Registrar...................
11.7       Legal Holidays..............................................
11.8       Governing Law...............................................
11.9       No Recourse Against Others..................................
11.10      Successors..................................................
11.11      Duplicate Originals.........................................
11.12      Separability................................................
11.13      No Adverse Interpretation of Other
              Agreements...............................................
11.14      Table of Contents, Headings, Etc............................

SIGNATURES    .........................................................

EXHIBIT A     -  Form of Note

EXHIBIT B     -  Form of Legend and Assignment for 144A Note

EXHIBIT C     -  Form of Legend and Assignment for Regulation S Note

EXHIBIT D     -  Form of Legend for Global Note

EXHIBIT E     -  Form of Certificate to Be Delivered in Connection
                 with Transfers to Non-QIB Accredited Investors

EXHIBIT F     -  Form of Certificate to Be Delivered in Connection
                 with Transfers Pursuant to Regulation S

EXHIBIT G     -  Form of Guarantee

            INDENTURE dated as of February 7, 1997 among RENAISSANCE COSMETICS, INC., a Delaware corporation, as issuer (the "Company"), RENAISSANCE GUARANTOR, INC., a Delaware corporation, as guarantor (the "Guarantor"), and UNITED STATES TRUST COMPANY OF NEW YORK, as trustee (the "Trustee").

            The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance of $200.0 million aggregate principal amount of 11 3/4% Senior Notes due 2004 of the Company (the "Notes") to be issued as provided for in this Indenture.

            The parties hereto agree as follows for the benefit of each other and for the equal and ratable benefit of the holders of the Notes:

                                ARTICLE I

               DEFINITIONS AND INCORPORATION BY REFERENCE

            SECTION 1.1  Definitions.

            "Acquired Indebtedness" means Indebtedness of a Person existing at the time such Person becomes a Subsidiary or assumed in connection with the acquisition of assets from such Person.

            "Acquisition EBITDA" means, without duplication, (i) EBITDA for the last four fiscal quarters for which internal financial statements are available at the Determination Date (the "Acquisition EBITDA Period") with respect to a business or Person which has been acquired by the Company or one of its Subsidiaries or which is the subject of a binding acquisition agreement requiring the calculation of EBITDA for purposes of Section 4.8 and, in each case, with respect to which financial results on a consolidated basis with the Company have not been made available for all or any portion of the related Reference Period; plus (ii) in connection with any such acquisition, projected quantifiable improvements in operating results due to an established program of cost reductions (reasonably consistent with the cost reductions actually achieved by the Company in connection with prior acquisitions) adopted, in good faith, by the Company or one of its Subsidiaries through a Board Resolution certified by an Officers' Certificate filed with the Trustee (calculated on a pro forma basis for the Acquisition EBITDA Period as if the program had been implemented at the beginning of the Acquisition EBITDA Period), without giving effect to any operating losses of the acquired Person. Such Officers'

Certificate shall confirm that any such anticipated cost reductions in excess of $4.0 million have been reviewed for reasonableness and consistency with past practice by an independent nationally-recognized investment banking firm or one of the "Big Six" firms of independent public accountants and such firm shall not have raised any material objections thereto. Each such Officers' Certificate shall be signed by the Chief Financial Officer of the Company and another Officer of the Company. Acquisition EBITDA of a business shall be a fixed number determined as of the date the calculation of EBITDA for purposes of Section 4.8 is first required with respect to the acquisition of such business (the "First Determination Date") and shall be utilized from the First Determination Date through the date financial results are available for the four full fiscal quarters following the acquisition (except to the extent that the EBITDA of such acquired Person or business shall have been included for one or more full fiscal quarters in the calculation of the Company's EBITDA, in which case the actual EBITDA of such business or Person shall be included in the EBITDA of the Company for such period). For purposes of determining Acquisition EBITDA with respect to the acquisition of a particular business or Person, Acquisition EBITDA shall include not only the Acquisition EBITDA of such business or Person, but also the Acquisition EBITDA of any business previously acquired by the Company or the subject of a pending acquisition agreement to the extent that, as of the First Determination Date, the financial results for such business or Person have not been included in the calculation of the Company's EBITDA for the entire Reference Period.

            "Acquisition EBITDA Period" has the meaning provided in the definition of "Acquisition EBITDA."

            "Acquisition Indebtedness" means Indebtedness incurred by the Company or by any of its Subsidiaries the proceeds of which are used for the acquisition of a mass-market fragrance or cosmetics business and related facilities and assets.

            "Additional Interest" means additional interest on the Notes payable by the Company pursuant to the Registration Rights Agreement.

            "Adjusted EBITDA" means the sum, without duplication, of (a) (i) from the Issue Date until (but not including) the date on which internal financial statements are first available for the second quarter of the Company's fiscal year ending March 31, 1998 ("Fiscal 1997"), actual EBITDA of the Company for the four fiscal quarters ending with the most recent fiscal quarter for which internal financial statements are available; (ii) beginning on the date on which the internal financial statements referred to in clause (i) are first available until (but not including) the date on which internal financial statements for the third quarter of Fiscal 1997 are first available, an amount equal to the greater of (A) actual EBITDA of the Company for the four fiscal quarters ending with the most recent fiscal quarter for which internal financial statements are available or (B) if the actual EBITDA of the Company for the two most recently completed fiscal quarters equals or exceeds $17.0 million, $34.0 million; (iii) beginning on the date on which the internal financial statements referred to in clause (ii) are first available until (but not including) the date on which internal financial statements for the fourth quarter of Fiscal 1997 are first available, an amount equal to the greater of (x) actual EBITDA of the Company for the four fiscal quarters ending with the most recent fiscal quarter for which internal financial statements are available or (y) if the actual EBITDA of the Company for the three most recently completed fiscal quarters equals or exceeds $25.5 million, $34.0 million; and
(iv) thereafter, actual EBITDA of the Company for the four fiscal quarters ending with the most recent fiscal quarter for which internal financial statements are available, plus (b) Acquisition EBITDA.

            "Affiliate" of any specified Person means any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by," and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

            "Affiliate Transaction" has the meaning provided in Section 4.14.

            "Agent" means any Registrar or Paying Agent.

            "Agent Members" has the meaning provided in Section 2.16(a).

            "Asset Sale" means the sale, transfer or other disposition (other than to the Company or any of its Subsidiaries) in any single transaction or series of related transactions having a fair market value in excess of $1.0 million of (a) any Capital Stock of or other equity interest in any Subsidiary,
(b) all or substantially all of the assets of the Company or of any Subsidiary,
(c) real property; provided, that any sale, transfer or other disposition of real estate should not be deemed an "Asset Sale" if and for so long as the proceeds thereof are used by the Company and its Subsidiaries to purchase, make improvements to or commence operations on any real property owned or acquired by the Company and its Subsidiaries promptly but in any event no later than 90 days after such sale, transfer or other disposition, or (d) all or substantially all of the assets of any business owned by the Company or any Subsidiary, or a division, line of business or comparable business segment of the Company or any Subsidiary thereof; provided, that Asset Sales shall not include sales, leases, conveyances, transfers or other dispositions to the Company, to a Subsidiary, to a Permitted Joint Venture or to any other Person if after giving effect to such sale, lease, conveyance, transfer or other disposition such other Person becomes a Subsidiary or a Permitted Joint Venture.

            "Asset Sale Proceeds" means, with respect to any Asset Sale, (i) cash received by the Company or any of its Subsidiaries from such Asset Sale (including cash received as consideration for the assumption of liabilities incurred in connection with or in anticipation of such Asset Sale), after (a) provision for all income or other taxes measured by or resulting from such Asset Sale, (b) payment of all brokerage commissions, underwriting and other fees and expenses (including, without limitation, fees, disbursements and other charges of attorneys, accountants and appraisers) related to such Asset Sale, (c) provision for minority interest holders in any Subsidiary of the Company as a result of such Asset Sale and (d) deduction of appropriate amounts to be provided by the Company or such Subsidiary as a reserve, in accordance with GAAP, against any liabilities associated with the assets sold or disposed of in such Asset Sale and retained by the Company or such Subsidiary after such Asset Sale, including, without limitation, pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with the assets sold or disposed of in such Asset Sale, and (ii) promissory notes and other non-cash consideration received by the Company or any of its Subsidiaries from such Asset Sale or other disposition upon the liquidation or conversion of such notes or non-cash consideration into cash.

            "Attributable Indebtedness" means, in respect of a Sale and Lease-Back Transaction, as at the time of determination, the greater of (i) the fair value of the property subject to such arrangement (as determined by the Board of Directors) and (ii) the present value (discounted according to GAAP at the cost of indebtedness implied in the lease) of the total obligations of the lessee for rental payments during the remaining term of the lease included in such Sale and Lease-Back Transaction (including any period for which such lease has been extended).

            "Available Asset Sale Proceeds" means, with respect to an Asset Sale, the aggregate Asset Sale Proceeds from such Asset Sale that have not yet been applied in accordance with clauses (iii)(a) or (iii)(b), and which have not yet been the basis for an Available Proceeds Offer in accordance with clause
(iii)(c), of the first paragraph of Section 4.13.

            "Available Proceeds Offer" has the meaning provided in Section 4.13.

            "Bankruptcy Law" means (i) Title 11 of the U.S. Code or (ii) any other United States Federal, any state law or the law of any other jurisdiction relating to bankruptcy, insolvency, winding up, liquidation, reorganization or relief of debtors.

            "Bankruptcy Order" has the meaning provided in Section
6.1(b).

            "Board of Directors" means the board of directors of the Company or any duly constituted committee thereof which is authorized to make determinations under this Indenture.

            "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

            "Business Day" means any day except a Saturday, a Sunday or any day on which banking institutions in New York, New York or the city in which the principal corporate trust office of the Trustee are required or authorized by law or other governmental action to be closed.

            "Capital Stock" means, with respect to any Person, any and all shares or other equivalents (however designated) of capital stock, partnership interests or any other participation, right or other interest in the nature of an equity interest in such Person or any option, warrant or other security convertible into any of the foregoing.

            "Capitalized Lease Obligations" means Indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with
GAAP, and the amount of such Indebtedness shall be the capitalized amount of such obligations determined in accordance with GAAP.

            "CEDEL" has the meaning provided in Section 2.16(a).

            "Change of Control" means the occurrence of one or more of the following events: (i) any Person (including a Person's Affiliates and associates), other than a Permitted Holder, becomes the beneficial owner (as defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of 50% or more of the total voting power of the Company's Common Stock; (ii) prior to a Public Equity Offering, the Permitted Holders collectively shall dispose of more than 50% of the shares of the Company's Common Stock owned by the Permitted Holders in the aggregate as of the Issue Date (excluding dispositions made to another Permitted Holder); (iii) any Person (including a Person's Affiliates and associates), other than a Permitted Holder, becomes the beneficial owner of more than 35% of the total voting power of the Company's Common Stock, and the Permitted Holders together with the officers and employees of the Company beneficially own, in the aggregate, a lesser percentage of the total voting power of the Company's Common Stock than such other Person and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the board of directors of the Company; (iv) there shall be consummated any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which the Company's Common Stock would be converted into cash, securities or other property, other than a merger or consolidation of the Company in which the holders of the Company's Common Stock outstanding immediately prior to the consolidation or merger hold, directly or indirectly, at least a majority of the Common Stock of the surviving corporation immediately after such consolidation or merger; or (v) subsequent to a Public Equity Offering, during any period of two consecutive years, individuals who at the beginning of such period constituted the board of directors of the Company (together with any new directors whose election by such board of directors or whose nomination for election by the stockholders of the Company has been approved by 66 2/3% of the directors then still in office who either were directors at the beginning of such period or whose election or recommendation for election was previously so approved) cease to constitute a majority of the board of directors of the Company. For the purposes of this definition, an "associate" of a Person means any other Person which would be included in a "group" (as defined under Rule 13d-5 or any successor rule or regulation promulgated under the Exchange Act) with such Person.

            "Change of Control Offer" has the meaning provided in Section 4.15.

            "Change of Control Payment Date" has the meaning provided in Section 4.15.

            "Change of Control Purchase Price" has the meaning provided in
Section 4.15.

            "Collateral" has the meaning ascribed to such term in the Escrow Agreement.

            "Common Stock" of any Person means all Capital Stock of such Person that is generally entitled to (i) vote in the election of directors of such Person or (ii) if such Person is not a corporation, vote or otherwise participate in the selection of the governing body, partners, managers or others that will control the management and policies of such Person.

            "Company" means the party named as such in this Indenture until a successor replaces it in accordance with the provisions of this Indenture and, thereafter, means the successor.

            "Company Request" means any written request signed in the name of the Company by any two of the following: the Chief Executive Officer; the President; any Vice President; the Chief Financial Officer; the Treasurer; or the Secretary or any Assistant Secretary (but not both the Secretary and any Assistant Secretary) of the Company.

            "Consolidated Interest Expense" means, with respect to any Person, for any period, the aggregate amount of interest which, in conformity with GAAP, would be set forth opposite the caption "interest expense" or any like caption on an income statement for such Person and its Subsidiaries on a consolidated basis, imputed interest included in Capitalized Lease Obligations, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing, the net costs associated with hedging obligations, the interest portion of any deferred payment obligation, amortization of discount or premium, if any, and all other non-cash interest expense (other than interest amortized to cost of sales) plus, without duplication, all net capitalized interest for such period and all interest incurred or paid under any guarantee of Indebtedness (including a guarantee of principal, interest or any combination thereof) of any Person, plus the amount of all dividends or distributions paid on Disqualified Capital Stock (other than dividends paid or payable in shares of Capital Stock of the Company); provided, however, that, solely for purposes of the calculation of 1.6 times the Company's Cumulative Consolidated Interest Expense in Sec tion 4.9(c), Consolidated Interest Expense shall exclude the amortization of deferred financing costs.

            "Consolidated Net Income" means, with respect to any Person, for any period, the aggregate of the Net Income (before preferred stock dividends) of such Person and its Subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided, however, that (a) the Net Income of any Person (the "other Person") in which the Person in question or any of its Subsidiaries has less than a 100% interest (which interest does not cause the Net Income of such other Person to be consolidated into the Net Income of the Person in question in accordance with GAAP) shall be included only to the extent of the amount of dividends or distributions paid to the Person in question or the Subsidiary, (b) the Net Income of any Subsidiary of the Person in question the distribution of which for the relevant period was restricted by any Payment Restriction shall be excluded to the extent of such Payment Restriction, (c)(i) the Net Income of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition and (ii) any net gain (but not loss) resulting from an Asset Sale by the Person in question or any of its Subsidiaries other than in the ordinary course of business shall be excluded, and (d) extraordinary gains and losses shall be excluded.

            "Consolidated Total Assets" of any Person means the consolidated total assets of such Person, determined on a consolidated basis in accordance with GAAP.

            "Cumulative Consolidated Interest Expense" means, as of any date of determination, Consolidated Interest Expense of the Company from January 1, 1997 to the end of the Company's most recently ended full fiscal quarter prior to such date, taken as a single accounting period.

            "Cumulative EBITDA" means, as of any date of determination, EBITDA of the Company from January 1, 1997 to the end of the Company's most recently ended full fiscal quarter prior to such date, taken as a single accounting period.

            "Custodian" has the meaning provided in Section 6.1(b).

            "Default" means any event that is, or after notice or passage of time or both would be, an Event of Default.

            "Depository" means, with respect to the Notes issued in the form of one or more Global Notes, The Depository Trust Company or another Person designated as Depository by the Company, which Person must be a clearing agency registered under the Exchange Act.

            "Determination Date" has the meaning provided in Section 4.8.

            "Disqualified Capital Stock" means any Capital Stock of the Company or any of its Subsidiaries which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder), or upon the happening of any event (other than an event which constitutes a Change of Control), (i) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the sole option of the holder thereof (except upon the occurrence of a Change of Control), in whole or in part, on or prior to the maturity date of the Notes, or
(ii) is convertible into or exchangeable for (at the sole option of the holder thereof) (a) debt securities or (b) any Capital Stock referred to in (i) above, in each case at any time prior to the final maturity of the Notes; provided, that only the portion of Capital Stock which so matures or is mandatorily redeemable, is so convertible or exchangeable or is so redeemable at the option of the holder thereof prior to such final maturity date shall be deemed to be

Disqualified Capital Stock; provided, however, that Preferred Stock of the Company that is issued with the benefit of provisions requiring a change of control offer to be made for such Preferred Stock in the event of a change of control of the Company, which provisions have substantially the same effect as the provisions of Section 4.15, shall not be deemed to be Disqualified Capital Stock solely by virtue of such provisions.

            "EBITDA" means, for any Person, for any period, an amount equal to
(a) the sum of, without duplication, (i) Consoli dated Net Income for such period, plus (ii) the provision for taxes for such period based on income or profits to the extent such income or profits were included in computing Consolidated Net Income and any provision for taxes utilized in computing net loss under clause (i) hereof, plus (iii) Consolidated Interest Expense for such period, plus (iv) depreciation for such period on a consolidated basis, plus (v) amortization of intangible and other assets for such period on a consolidated basis, plus (vi) any other non-cash items reducing Consolidated Net Income for such period, minus (b) all non-cash items increasing Consolidated Net Income for such period, all for such Person and its Subsidiaries determined in accordance with GAAP; provided, however, that, for purposes of calculating EBITDA during any fiscal quarter, cash income from a particular Investment of such Person (other than Investments in Subsidiaries of such Person or Investments in Permitted Joint Ventures) shall be included only (x) to the extent cash income has been received by such Person with respect to such Investment, or (y) if the cash income derived from such Investment is attributable to Temporary Cash Investments.

            "Equity Market Capitalization" of any Person means the aggregate market value of the outstanding Capital Stock (other than Preferred Stock and excluding any Capital Stock held in treasury by such Person) of such Person of a class that is listed or admitted to unlisted trading privileges on a United States national securities exchange or included for trading on the Nasdaq National Market System. For purposes of this definition the "market value" of any such Capital Stock shall be the average of the high and low sale prices, or if no sales are reported, the average of the high and low bid prices, as reported on the principal national securities exchange on which such Capital Stock is listed or admitted to trading or, if such Capital Stock is not listed or admitted to trading on a national securities exchange, as reported by Nasdaq, for each trading day in a 20 consecutive trading day period ending not more than

45 days prior to the date such Person commits to make an investment in the Capital Stock of the Company.

            "Escrow Account" means an escrow account for the deposit of approximately $15.5 million of the net proceeds from the sale of the Notes (the "Initial Escrow Amount") under the Escrow Agreement.

            "Escrow Agent" means United States Trust Company of New York, as Escrow Agent under the Escrow Agreement.

            "Escrow Agreement" means the Escrow and Disbursement Agreement, dated as of the Issue Date, by and among the Escrow Agent, the Trustee, the Guarantor and the Company, governing the disbursement of funds from the Escrow Account.

            "Euroclear" has the meaning provided in Sec tion 2.16(a).

            "Event of Default" has the meaning provided in Section 6.1.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Exchange Notes" has the meaning provided in the Registration Rights Agreement.

            "Existing Preferred Stock" means (i) all shares of the Company's Cumulative Exchangeable Redeemable Preferred Stock, Series B, par value $.01 per share, and 14% Senior Redeemable Preferred Stock, Series B and C, par value $.01 per share, outstanding on the Issue Date, (ii) all shares of 14% Senior Redeemable Preferred Stock, Series C, par value $.01 per share, issued in exchange for shares of 14% Senior Redeemable Preferred Stock, Series B, after the Issue Date and (iii) any shares thereof issued thereafter as payment of dividends on such outstanding shares.

            "First Determination Date" has the meaning provided in the definition of "Acquisition EBITDA."

            "Fiscal 1997" has the meaning provided in the definition of "Adjusted EBITDA."

            "GAAP" means generally accepted accounting principles consistently applied as in effect in the United States from time to time.

            "Global Notes" has the meaning provided in Sec tion 2.16(a).

            "Guarantor" means Renaissance Guarantor, Inc., a Delaware corporation.

            "Holder" or "Noteholder" means, in the case of any Note, the Person in whose name such Note is registered on the Registrar's books.

            "incur" means, with respect to any Indebtedness or other obligation of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, guarantee or otherwise become liable in respect of such Indebtedness or other obligation or the recording, as required pursuant to GAAP or otherwise, of any such Indebtedness or other obligation on the balance sheet of such person (and "incurrence," "incurred," "incurrable," and "incurring" shall have meanings correlative to the foregoing); provided, that a change in GAAP that results in an obligation of such Person that exists at such time becoming Indebtedness shall not be deemed an incurrence of such Indebtedness.

            "Indebtedness" means (without duplication), with respect to any Person, any indebtedness at any time outstanding, secured or unsecured, contingent or otherwise, which is for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), or evidenced by bonds, notes, debentures or similar instruments or representing the balance deferred and unpaid of the purchase price of any property (excluding, without limitation, any balances that constitute accounts payable or trade payables, and other accrued liabilities arising in the ordinary course of business) if and to the extent any of the foregoing indebtedness would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP, and shall also include, to the extent not otherwise included (i) any Capitalized Lease Obligations, (ii) obligations secured by a lien to which the property or assets owned or held by such Person is subject, whether or not the obligation or obligations secured thereby shall have been assumed, (iii) guarantees of items of other Persons which would be included within this definition for such other Persons (whether or not such items would appear upon the balance sheet of the guarantor), (iv) all obligations for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction, (v) in the case of the Company, Disqualified Capital Stock of the Company or any of its Subsidiaries, and (vi) obligations of any such Person under any Interest Rate Agreement applicable to any of the foregoing (if and to the extent such Interest Rate Agreement obligations would appear as a liability upon a balance sheet of such Person prepared in accordance with GAAP). The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above and, with respect to contingent obligations, the maximum liability upon the occurrence of the contingency giving rise to the obligations; provided, that (i) the amount outstanding at any time of any Indebtedness issued with original issue discount is the principal amount of such Indebtedness less the remaining unamortized portion of the original issue discount of such Indebtedness at such time as determined in conformity with GAAP and (ii) Indebtedness shall not include any liability for federal, state, local or other taxes. Notwithstanding any other provision of the foregoing definition, (a) any trade payable arising from the purchase of goods or materials or for services obtained in the ordinary course of business shall not be deemed to be "Indebtedness" of the Company or any of its Subsidiaries for purposes of this definition and (b) guarantees of (or obligations with respect to letters of credit supporting) Indebtedness otherwise included in the determination of such amount shall not also be included.

            "Indenture" means this Indenture as amended or supplemented from time to time pursuant to the terms hereof.

            "Initial Escrow Amount" has the meaning provided in the definition of "Escrow Account."

            "Initial Purchaser" means CIBC Wood Gundy Securities Corp.

            "Institutional Accredited Investor" means an institution that is an "accredited investor" as that term is defined in Rule 501(a)(1), (2), (3) or (7) promulgated under the Securities Act.

            "Interest Payment Date," when used with respect to any Note, means the stated maturity of an installment of interest specified in such Note.

            "Interest Portion" has the meaning provided in Section 10.5.

            "Interest Rate Agreement" means, for any Person, any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement designed to protect the party indicated therein against fluctuations in interest rates.

            "Investments" means, directly or indirectly, any advance, account receivable (other than an account receivable arising in the ordinary course of business), loan or capital contribution to (by means of transfers of property to others, payments for property or services for the account or use of others or otherwise), the purchase of any stock, bonds, notes, debentures, partnership or joint venture interests or other securities of, or the acquisition, by purchase or otherwise, of all or substantially all of the business or assets or stock or other evidence of beneficial ownership of, any Person. Investments shall exclude extensions of trade credit on commercially reasonable terms in accordance with normal trade practices. The amount of an Investment shall be equal to the original cost thereof plus the cost of all additions thereto less the sum of all amounts received as a return on such Investment.

            "Issue Date" means the date the Notes are first issued by the Company and authenticated by the Trustee under this Indenture.

            "Legal Holiday" means any day other than a Business Day.

            "Lien" means, with respect to any property or assets of any Person, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, easement, encumbrance, preference, priority, or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property or assets (including without limitation, any Capitalized Lease Obligation, conditional sales, or other title retention agreement having substantially the same economic effect as any of the foregoing).

            "Maturity Date" means, with respect to any Note, the date specified in such Note as the fixed date on which principal of such Note is due and payable.

            "Net Income" means, with respect to any Person for any period, the net income (loss) of such Person determined in accordance with GAAP.

            "Net Proceeds" means (a) in the case of any sale of Capital Stock by the Company, the aggregate net proceeds received by the Company, after payment of expenses, commissions and the like incurred in connection therewith, whether such proceeds are in cash or in property (valued at the fair market value thereof, as determined in good faith by the Board of Directors, at the time of receipt) and (b) in the case of any exchange, exercise, conversion or surrender of outstanding securities of any kind for or into shares of Capital Stock of the Company which is not Disqualified Capital Stock, the net book value of such outstanding securities on the date of such exchange, exercise, conversion or surrender (plus any additional amount required to be paid by the holder to the Company upon such exchange, exercise, conversion or surrender, less any and all payments made to the holders, e.g., on account of fractional shares and less all expenses incurred by the Company in connection therewith).

            "New Revolving Credit Facility" means a revolving credit facility to be entered into between one or more Subsidiaries of the Company (other than the Guarantor) and an institutional lender or lenders as the same may be amended, extended, renewed, restated, supplemented, replaced, refinanced or otherwise modified from time to time.

            "Notes" means the $200.0 million aggregate principal amount of 11 3/4% Senior Notes due 2004 issued by the Company on the Issue Date pursuant to this Indenture.

            "Obligations" means, with respect to any Indebtedness, any principal, premium, interest, penalties, fees, indemnifications, reimbursements, damages and other expenses payable under the documentation governing such Indebtedness.

            "Officer" means, with respect to any Person (other than the Trustee), the Chief Executive Officer, the President, the Chief Financial Officer, any Vice President, the Treasurer, the Secretary, or the Controller of such Person.

            "Officers' Certificate" means, with respect to any Person, a certificate signed by the Chief Executive Officer, the President or any Vice

President and the Chief Financial Officer or any Treasurer of such Person that shall comply with applicable provisions of this Indenture.

            "Opinion of Counsel" means a written opinion reasonably satisfactory in form and substance to, from legal counsel who is acceptable to, the Trustee, which may include an individual employed as counsel to the Company, and delivered to the Trustee.

            "Other Notes" has the meaning provided in Section 2.2.

            "Paying Agent" has the meaning provided in Section 2.4.

            "Payment Restriction" has the meaning provided in Section 4.12.

            "Peak Amount" of acquired accounts receivable or inventory, as the case may be, means the amount thereof shown on the quarterly financial statements of the acquired entity (or the entity from which such assets were acquired) on which the accounts receivable and inventory reflected thereon from among the financial statements for the four most recent fiscal quarters of such entity prior to such acquisition would result in the highest level of availability under the New Revolving Credit Facility.

            "Permitted Asset Swap" means any transfer of properties or assets in which 90% of the consideration received by the transferor consists of properties or assets (other than cash) that will be used in the business of the transferor; provided, that (i) the aggregate fair market value (as determined in good faith by the Board of Directors) of the property or assets being transferred by the Company or such Subsidiary is not greater than the aggregate fair market value (as determined in good faith by the Board of Directors) of the property or assets received by the Company or such Subsidiary in such exchange and (ii) the aggregate fair market value (as determined in good faith by the Board of Directors) of all property or assets transferred by the Company and any of its Subsidiaries in connection with exchanges in any period of twelve consecutive months shall not exceed $5.0 million.

            "Permitted Holders" means (i) Kidd Kamm Equity Partners, L.P. or Thomas V. Bonoma, (ii) the heirs, executors, administrators, testamentary trustees, legatees or beneficiaries of Kidd Kamm Equity Partners, L.P. or Thomas

V. Bonoma or of any Person described in this clause (ii), (iii) a trust the beneficiaries of which include only persons described in clauses (i) and (ii) above and their respective spouses and lineal descendants, (iv) the general partner and each limited partner of Kidd Kamm Equity Partners, L.P. and (v) any Subsidiary of either Kidd Kamm Equity Partners, L.P. or Thomas V. Bonoma or both of them jointly.

            "Permitted Indebtedness" means any:

             (i) Indebtedness of the Company or any of its Subsidiaries pursuant to the New Revolving Credit Facility in an amount not to exceed (a) until such time as Sec tion 4.20 is by its terms of no further force and effect, $75.0 million (less any mandatory prepayments actually made thereunder to the extent the corresponding commitments thereunder have been permanently reduced); provided, that such amount shall be increased in the event that the Company or any of its Subsidiaries consummates an acquisition including inventory and receivables by an amount equal to the sum of (1) the product of the Peak Amount of accounts receivable acquired in such acquisition times the advance rate provided in the New Revolving Credit Facility applicable to accounts receivable in effect at the time of such acquisition plus (2) the product of the Peak Amount of inventory acquired in such acquisition times the advance rate provided in the New Revolving Credit Facility applicable to inventory in effect at the time of such acquisition; and provided, further, that until such time as Section 4.20 is by its terms of no further force and effect, Indebtedness pursuant to the New Revolving Credit Facility incurred for the purpose of acquisition financing shall not be deemed Permitted Indebtedness; and (b) thereafter, the greater of (1) $75.0 million (less any mandatory prepayments actually made thereunder to the extent the corresponding commitments thereunder have been permanently reduced) or (2) the sum of (x) 85% of gross eligible accounts receivable of the Company and its Subsidiaries and (y) 75% of gross eligible inventory (valued at the lower of cost (first-in, first-out) or market) of the Company and its Subsidiaries, in either case less reserves;

            (ii)  Indebtedness under the Notes and the Subsidiary
      Guarantee;

           (iii) Indebtedness not covered by any other clause of this definition which is outstanding on the Issue Date;

            (iv) Indebtedness of the Company to any Wholly-Owned Subsidiary and Indebtedness of any Subsidiary of the Company to the Company or another Subsidiary of the Company;

             (v) Purchase Money Indebtedness and Capitalized Lease Obligations incurred to acquire property in the ordinary course of business and additional Indebtedness of foreign Subsidiaries of the Company for working capital purposes, which Purchase Money Indebtedness, Capitalized Lease Obligations and additional Indebtedness do not in the aggregate at any one time outstanding exceed 5% of the Company's Consolidated Total Assets as of the end of the last preceding fiscal quarter for which internal financial statements are available;

            (vi)  Interest Rate Agreements;

           (vii) commercial documentary letters of credit issued for the account of the Company or any of its Subsidiaries in the ordinary course of business in an aggregate amount not to exceed the greater of $5.0 million or 1.5% of the Company's Consolidated Total Assets as of the end of the last preceding fiscal quarter for which internal financial statements are available, in either case at any one time outstanding;

          (viii) additional Indebtedness of the Company or any of its Subsidiaries not to exceed $2.0 million in aggregate principal amount outstanding at any time;

            (ix) any guarantees by the Company or its Subsidiaries of otherwise Permitted Indebtedness or Ratio Indebtedness;
      and

             (x)  Refinancing Indebtedness.

            "Permitted Investments" means, for any Person, Investments made on or after the Issue Date consisting of:

            (a) Investments by the Company or by a Subsidiary of the Company in (i) the Company or a Subsidiary of the Company or (ii) Permitted Joint Ventures;

            (b)   Temporary Cash Investments;

            (c) Investments by the Company or by any of its Subsidiaries in a Person (or in all or substantially all of the business or assets of such Person), if as a result of such Investment (i) such Person becomes a Subsidiary of the Company or a Permitted Joint Venture, (ii) such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Company or a Subsidiary or (iii) such business or assets are owned by the Company or a Subsidiary of the Company;

            (d) reasonable and customary loans made to employees not to exceed $1.0 million in the aggregate at any one time outstanding;

            (e) an Investment that is made by the Company or any of its Subsidiaries in the form of any stock, bonds, notes, debentures, partnership or joint venture interests or other securities that are issued by a third party to the Company or such Subsidiary solely as partial consideration for the consummation of an Asset Sale that is otherwise permitted under Section 4.13;

            (f) accounts receivable of the Company and its Subsidiaries generated in the ordinary course of business;

            (g) miscellaneous Investments made in the ordinary course of business in an aggregate amount not to exceed $1.0 million at any one time outstanding; and

            (h)   Investments existing on the Issue Date.

            "Permitted Joint Venture" means a Person (other than an individual or government) that is not a Subsidiary of the Company and a majority of whose revenues are derived or will, as a consequence of the Company's or one of its Subsidiaries' Investment therein, be derived from the operation of any line of business engaged in or reasonably related to a line of business engaged in by the Company and its Subsidiaries as of the Issue Date; provided, that the aggregate amount of the Company's and its Subsidiaries' Investments in Permitted Joint Ventures (including transfers of tangible assets otherwise excluded from the definition of Asset Sale) at any one time outstanding shall not exceed: (i) until the first anniversary of the Issue Date, 4% of the Company's Consolidated Total Assets as of the end of the last preceding fiscal quarter for which internal financial statements are available; (ii) until the second anniversary of the Issue Date, 5% of the Company's Consolidated Total Assets as of the end of the last preceding fiscal quarter for which internal financial statements are available; and (iii) thereafter, 6% of the Company's Consolidated Total Assets as of the end of the last preceding fiscal quarter for which internal financial statements are available.

            "Permitted Liens" means: (i) Liens existing on the Issue Date; (ii) Liens on property or assets of, or any shares of stock of or secured debt of, any corporation existing at the time such corporation becomes a Subsidiary of the Company or at the time such corporation is merged into the Company or any of its Subsidiaries; provided, that such Liens are not incurred in connection with, or in contemplation of, such corporation becoming a Subsidiary of the Company or merging into the Company or any of its Subsidiaries; (iii) Liens securing Permitted Indebtedness or Ratio Indebtedness; (iv) Liens in favor of the Company or any of its Subsidiaries; (v) statutory liens or landlords', carriers', warehousemen's, mechanics', suppliers', materialmen's, repairmen's or other like Liens arising in the ordinary course of business which do not secure any Indebtedness and with respect to amounts not yet delinquent or being contested in good faith by appropriate proceedings, if a reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor; (vi) other Liens securing obligations incurred in the ordinary course of business which obligations do not exceed $500,000 in the aggregate at any one time outstanding; (vii) Liens for taxes, assessments or governmental charges that are being contested in good faith by appropriate proceedings;
(viii) easements or minor defects or irregularities in title and other similar charges or encumbrances on property not interfering in any material respect with the Company's or any of its Subsidiaries' use of such property and (ix) Liens for the benefit of the Holders created by the Escrow Agreement. Notwithstanding the foregoing, Permitted Liens may not extend to the Escrow Account or the Escrow Agreement.

            "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization or government (including any agency or political subdivision thereof).

            "Physical Notes" means certificated Notes in registered form in substantially the form set forth in Exhibit A.

            "Preferred Stock" means any Capital Stock of a Person, however designated, which entitles the holder thereof to a preference with respect to dividends, distributions or liquidation proceeds of such Person over the holders of other Capital Stock issued by such Person.

            "Private Exchange" has the meaning provided in the Registration Rights Agreement.

            "Private Exchange Notes" has the meaning provided in the Registration Rights Agreement.

            "Private Placement Legend" means the legend initially set forth on the Rule 144A Notes in the form set forth in Exhibit B.

            "Property" of any Person means all types of real, personal, tangible, intangible or mixed property owned by such Person whether or not included in the most recent consolidated balance sheet of such Person and its Subsidiaries under GAAP.

            "Public Equity Offering" means a public offering by the Company of shares of its Common Stock (however designated and whether voting or non-voting) and any and all rights, warrants or options to acquire such common stock pursuant to a registration statement registered pursuant to the Securities Act.

            "Purchase Money Indebtedness" means any Indebtedness incurred in the ordinary course of business by a Person to finance the cost (including the cost of construction) of an item of Property, the principal amount of which Indebtedness does not exceed the sum of (i) 100% of such cost and (ii) reasonable fees and expenses of such Person incurred in connection therewith.

            "Qualified Institutional Buyer" or "QIB" shall have the meaning specified in Rule 144A.

            "Ratio Indebtedness" means Indebtedness of the Company or any of its Subsidiaries (other than Permitted Indebtedness) incurred in compliance with
Section 4.8.

            "Redeemable Dividend" means, for any dividend or distribution with regard to Disqualified Capital Stock, the quotient of the dividend or distribution divided by the difference between one and the maximum statutory federal income tax rate (expressed as a decimal number between 1 and 0) then applicable to the issuer of such Disqualified Capital Stock.

            "Redemption Date" means, with respect to any Note, the Maturity Date of such Note or the date on which such Note is to be redeemed by the Company pursuant to the terms of the Notes.

            "Reference Period" has the meaning set forth in Section 4.8.

            "Refinancing Indebtedness" means Indebtedness that refunds, refinances or extends (a) any Indebtedness of the Company or its Subsidiaries outstanding on the Issue Date or (b) any other Indebtedness permitted to be incurred by the Company or its Subsidiaries pursuant to the terms of this Indenture, but only to the extent that: (i) the Refinancing Indebtedness is subordinated to the Notes to at least the same extent that the Indebtedness being refunded, refinanced or extended is so subordinated, if at all; (ii) the Refinancing Indebtedness is scheduled to mature either (A) no earlier than the Indebtedness being refunded, refinanced or extended, or (B) after the maturity date of the Notes; (iii) the portion, if any, of the Refinancing Indebtedness that is scheduled to mature on or prior to the maturity date of the Notes has a weighted average life to maturity at the time such Refinancing Indebtedness is incurred that is equal to or greater than the weighted average life to maturity of the portion of the Indebtedness being refunded, refinanced or extended that is scheduled to mature on or prior to the maturity date of the Notes; (iv) such Refinancing Indebtedness is in an aggregate principal amount that is equal to or less than the sum of (x) the aggregate principal amount then outstanding under the Indebtedness being refunded, refinanced or extended (or, in the case of a credit or other facility represented by commitments (such as, but not limited to, the New Revolving Credit Facility), the sum of the outstanding principal amount plus the maximum amount of the unused commitments thereunder), (y) the amount of accrued and unpaid interest, if any, and premiums owed, if any, not in excess of preexisting prepayment provisions on such Indebtedness being refunded, refinanced or extended and (z) the amount of customary fees, expenses and costs related to the incurrence of such Refinancing Indebtedness; and (v) such Refinancing Indebtedness is not incurred by a Subsidiary to refinance Indebtedness of the Company. Refinancing Indebtedness shall not include any Indebtedness permitted to be incurred under any other provision of this Indenture.

            "Registrar" has the meaning provided in Section 2.4.

            "Registration Rights Agreement" means the Registration Rights Agreement dated as of the Issue Date by and between the Company and the Initial Purchaser.

            "Regulation S" means Regulation S promulgated under the Securities Act.

            "Regulation S Global Notes" has the meaning provided in Section 2.16(a).

            "Regulation S Notes" has the meaning provided in Section 2.2.

            "Reinvestment Date" has the meaning provided in Section 4.13.

            "Restricted Global Note" has the meaning provided in Section
2.16(a).

            "Restricted Note" has the same meaning as "restricted security" set forth in Rule 144(a)(3) promulgated under the Securities Act; provided, that the Trustee shall be entitled to request and conclusively rely upon an Opinion of Counsel with respect to whether any Note is a Restricted Note.

            "Restricted Payment" means any of the following: (i) the declaration or payment of any dividend or any other distribution or payment on Capital Stock of the Company or any of its Subsidiaries or any payment made to the direct or indirect holders (in their capacities as such) of Capital Stock of the Company or any such Subsidiary (other than (x) dividends or distributions payable solely in Capital Stock (other than Disqualified Capital Stock) or in options, warrants or other rights to purchase Capital Stock (other than Disqualified Capital Stock), (y) dividends on shares of the Company's preferred stock outstanding on the Issue Date payable solely in shares of preferred stock of the same series (whether or not Disqualified Capital Stock) and dividends on such additional dividend shares, and (z) in the case of Subsidiaries of the Company, dividends or distributions payable to the Company or to a Wholly-Owned Subsidiary); (ii) the purchase, redemption or other acquisition or retirement for value of any Capital Stock of the Company or any of its Subsidiaries (other than Capital Stock owned by the Company or a Wholly-Owned Subsidiary, excluding Disqualified Capital Stock); (iii) the making of any principal payment on, or the purchase, defeasance, repurchase, redemption or other acquisition or retirement for value, prior to any scheduled maturity, scheduled repayment or scheduled sinking fund payment, of any Subordinated Indebtedness (other than Subordinated Indebtedness acquired in anticipation of satisfying a scheduled sinking fund obligation, principal installment or final maturity, in each case due within one year of the date of acquisition); (iv) the making of any Investment or guarantee of any Investment in any Person other than a Permitted Investment; and (v) forgiveness of any Indebtedness of an Affiliate of the Company to the Company or any of its Subsidiaries. For purposes of determining the amount expended for Restricted Payments, cash distributed or invested shall be valued at the face amount thereof and property other than cash shall be valued at its fair market value, as determined in good faith by the Board of Directors.

            "Restricted Period" has the meaning provided in Section 2.16(f).

            "Rule 144A" means Rule 144A promulgated under the Securities Act.

            "Rule 144A Notes" has the meaning provided in Sec tion 2.2.

            "Sale and Lease-Back Transaction" means any arrangement with any Person providing for the leasing by the Company or any of its Subsidiaries of any real or tangible personal property, which property has been or is to be sold or transferred by the Company or such Subsidiary to such Person in contemplation of such leasing.

            "SEC" means the Securities and Exchange Commission.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Significant Subsidiary" means any Subsidiary which would be a "significant subsidiary" as defined in Article I, Rule 1-02 of Regulation S-X, promulgated under the Securities Act and the Exchange Act, as in effect on the Issue Date.

            "Strategic Equity Investment" means the issuance and sale of Capital Stock (other than Disqualified Capital Stock) of the Company to a Person substantially engaged in the business of manufacturing or marketing fragrances or cosmetics through the mass-market distribution channel or any other business reasonably related to the Company's business that has an Equity Market Capitalization of at least $200.0 million.

            "Subordinated Indebtedness" means any Indebtedness of the Company which is expressly subordinated in right of payment to the Notes.

            "Subsidiary" of any specified Person means any corporation, partnership, joint venture, association or other business entity, whether now existing or hereafter organized or acquired, (i) in the case of a corporation, of which more than 50% of the total voting power of the Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, officers or trustees thereof is held by such first-named Person or any of its Subsidiaries; or (ii) in the case of a partnership, joint venture, association or other business entity, with respect to which such first-named Person or any of its Subsidiaries has the power to direct or cause the direction of the management and policies of such entity by contract or otherwise or if in accordance with GAAP such entity is consolidated with the first-named Person for financial statement purposes.

            "Subsidiary Guarantee" means the limited guarantee of the Obligations of the Company with respect to the Notes by the Guarantor pursuant to the terms of Article X hereof.

            "Taxes" means any tax, duty, levy, impost, assessment or other governmental charge (including penalties, interest and any other liabilities related thereto) imposed or levied by or on behalf of a Taxing Authority.

            "Taxing Authority" means any government or any political subdivision or territory or possession of any government or any authority or agency therein or thereof having power to tax.

            "Temporary Cash Investments" means (i) Investments in marketable, direct obligations issued or guaranteed by the United States of America, or of any governmental agency or political subdivision thereof, or securities representing any portion thereof, maturing within 740 days of the date of purchase; (ii) Investments in certificates of deposit issued by a bank organized under the laws of the United States of America or any state thereof or the District of Columbia, in each case having capital, surplus and undivided profits totaling more than $500.0 million and rated at least A by Standard & Poor's Corporation and A-2 by Moody's Investors Service, Inc., maturing within 365 days of purchase; or (iii) Investments not exceeding 365 days in duration in money market funds that invest substantially all of such funds' assets in the Investments described in the preceding clauses (i) and (ii).

            "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa-77bbbb) as in effect on the date of this Indenture (except as provided in
Section 9.3).

            "Trustee" means the party named as such in this Indenture until a successor replaces it in accordance with the provisions of this Indenture and thereafter means such successor.

            "Trust Officer" means an officer or assistant officer of the Trustee assigned to the Corporate Trust Department (or any successor group) of the Trustee, or any successor to such department or, in the case of a successor trustee, an officer or assistant officer assigned to the department, division or group performing the corporate trust work of such successor.

            "U.S. Government Obligations" has the meaning provided in Section 8.1(b).

            "Voting Stock" means, with respect to any Person, securities of any class or classes of Capital Stock in such Person entitling the holders thereof to vote under ordinary circumstances in the election of members of the board of directors or other governing body of such Person.

            "Wholly-Owned Subsidiary" means any Subsidiary, all of the outstanding voting securities (other than directors' qualifying shares or an immaterial number of shares required to be owned by other Persons pursuant to applicable law) of which are owned, directly or indirectly, by the Company.

            SECTION 1.2  Incorporation by Reference
                           of Trust Indenture Act.

            Whenever this Indenture refers to a provision of the TIA, the provision shall be deemed incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

            (a)   "Commission" means the SEC;

            (b)   "indenture securities" means the Notes;

            (c) "indenture security holder" means a Holder or Noteholder;

            (d)   "indenture to be qualified" means this Indenture;

            (e) "indenture trustee" or "institutional trustee" means the Trustee; and

            (f) "obligor" on the indenture securities means the Company or any other obligor on the Notes.

            All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule and not otherwise defined herein have the meanings so assigned to them therein.

            SECTION 1.3 Rules of Construction.

            Unless the context otherwise requires:

            (a)   a term has the meaning assigned to it;

            (b)   "or" is not exclusive;

            (c) words in the singular include the plural, and words in the plural include the singular;

            (d) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other Subsection;

            (e) unless otherwise specified herein, all accounting terms used herein shall be interpreted, all accounting determinations hereunder shall be made, and all financial statements required to be delivered hereunder shall be prepared in accordance with GAAP as in effect from time to time, applied on a basis consistent with the most recent audited consolidated financial statements of the Company; and

            (f) whenever in this Indenture there is mentioned, in any context, principal, interest or any other amount payable under or with respect to any Note, such mention shall be deemed to include mention of the payment of Additional Interest to the extent that, in such context, Additional Interest is, was or would be payable in respect thereof.

                               ARTICLE II

                                THE NOTES

            SECTION 2.1 Amount of Notes.

            The Trustee shall authenticate Notes for original issue on the Issue Date in the aggregate principal amount of $200.0 million. The aggregate principal amount of Notes outstanding at any time may not exceed such amount except as provided in Section 2.8 hereof.

            Upon receipt of a Company Request and an Officers' Certificate certifying that a registration statement relating to an exchange offer specified in the Registration Rights Agreement is effective and that the conditions precedent to a private exchange thereunder have been met, the Trustee shall authenticate an additional series of Notes in an aggregate principal amount not to exceed $200.0 million for issuance in exchange for the Notes tendered for exchange pursuant to such exchange offer registered under the Securities Act or pursuant to a Private Exchange. Exchange Notes or Private Exchange Notes may have such distinctive series designations and such changes in the form thereof as are specified in the Company Request referred to in the preceding sentence.

            SECTION 2.2 Form and Dating.

            The Notes and the Trustee's certificate of authentication with respect thereto shall be substantially in the form set forth in Exhibit A, which is incorporated in and forms a part of this Indenture. The Notes may have notations, legends or endorsements required by law, rule or usage to which the Company is subject. Without limiting the generality of the foregoing, Notes offered and sold to Qualified Institutional Buyers in reliance on Rule 144A ("Rule 144A Notes") shall bear the legend and include the form of assignment set forth in Exhibit B, Notes offered and sold in offshore transactions in reliance on Regulation S ("Regulation S Notes") shall bear the legend and include the form of assignment set forth in Exhibit C, and Notes sold to Institutional Accredited Investors in transactions exempt from registration under the Securities Act not made in reliance on Rule 144A or Regulation S ("Other Notes") may be represented by the Restricted Global Note or, if such an investor may not hold an interest in the Restricted Global Note, a Physical Note bearing the Private Placement Legend. Each Note shall be dated the date of its authentication.

            The terms and provisions contained in the Notes shall constitute, and are expressly made, a part of this Indenture and, to the extent applicable, the Company, the Guarantor and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and agree to be bound thereby.

            The Notes may be presented for registration of transfer and exchange at the offices of the Registrar.

            SECTION 2.3 Execution and Authentication.

            Two Officers shall sign, or one Officer shall sign and one Officer (each of whom shall, in each case, have been duly authorized by all requisite corporate actions) shall attest to, the Notes for the Company by manual or facsimile signature.

            If an Officer whose signature is on a Note was an Officer at the time of such execution but no longer holds that office at the time the Trustee authenticates the Note, the Note shall be valid nevertheless.

            No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder. Notwithstanding the foregoing, if any Note shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Note to the Trustee for cancellation as provided in Section 2.12, for all purposes of this Indenture such Note shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

            The Trustee may appoint an authenticating agent reasonably acceptable to the Company to authenticate the Notes. Unless otherwise provided in the appointment, an authenticating agent may authenticate the Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the

Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company and Affiliates of the Company. Each Paying Agent is designated as an authenticating agent for purposes of this Indenture.

            The Notes shall be issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof.

            SECTION 2.4 Registrar and Paying Agent.

            The Company shall maintain an office or agency (which shall be located in the Borough of Manhattan in The City of New York, State of New York) where Notes may be presented for registration of transfer or for exchange (the "Registrar"), and an office or agency where Notes may be presented for payment (the "Paying Agent") and an office or agency where notices and demands to or upon the Company, if any, in respect of the Notes and this Indenture may be served. The Registrar shall keep a register of the Notes and of their transfer and exchange. The Company may have one or more additional Paying Agents. The term "Paying Agent" includes any additional Paying Agent. Neither the Company nor any Affiliate thereof may act as Paying Agent.

            The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture, which shall incorporate the provisions of the TIA. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, or fails to give the foregoing notice, the Trustee shall act as such and shall be entitled to appropriate compensation in accordance with
Section 7.7.

            The Company initially appoints the corporate trust office of the Trustee located at the address set forth in Section 4.2 as Registrar, Paying Agent and agent for service of notices and demands in connection with the Notes and this Indenture.

            SECTION 2.5  Paying Agent To Hold Money in Trust.

            Each Paying Agent shall hold in trust for the benefit of the Noteholders or the Trustee all money held by the Paying Agent for the payment of principal of or premium or or interest on the Notes (whether such money has been paid to it by the Company or any other obligor on the Notes or the Guarantor), and the Company and the Paying Agent shall notify the Trustee of any default by the Company (or any other obligor on the Notes) in making any such payment. Money held in trust by the Paying Agent need not be segregated except as required by law and in no event shall the Paying Agent be liable for any interest on any money received by it hereunder. The Company at any time may require the Paying Agent to pay all money held by it to the Trustee and account for any funds disbursed and the Trustee may at any time during the continuance of any Event of Default specified in Section 6.1(a)(i) or (ii), upon written request to the Paying Agent, require such Paying Agent to pay forthwith all money so held by it to the Trustee and to account for any funds disbursed. Upon making such payment, the Paying Agent shall have no further liability for the money delivered to the Trustee.

            SECTION 2.6 Noteholder Lists.

            The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of the Noteholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least five Business Days before each Interest Payment Date, and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of the Noteholders.

            SECTION 2.7 Transfer and Exchange.

            Subject to Section 2.17, when Notes are presented to the Registrar with a request from the Holder of such Notes to register a transfer or to exchange them for an equal principal amount of Notes of other authorized denominations, the Registrar shall register the transfer as requested. Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar, duly executed by the Holder thereof or his attorneys duly authorized in writing. To permit registrations of transfers and exchanges, the Company shall issue and execute and the Trustee shall authenticate new Notes (and the Guarantor shall execute the guarantee thereon) evidencing such transfer or exchange at the Registrar's request. No service charge shall be made to the Noteholder for any registration of transfer or exchange. The Company may require from the Noteholder payment of a sum sufficient to cover any transfer taxes or other governmental charge that may be imposed in relation to a transfer or exchange, but this provision shall not apply to any exchange pursuant to Section 2.11, 3.6, 4.13, 4.15 or 9.5 (in which events the Company shall be responsible for the payment of such taxes). The Registrar shall not be required to exchange or register a transfer of any Note for a period of 15 days immediately preceding the mailing of notice of redemption of Notes to be redeemed or of any Note selected, called or being called for redemption except the unredeemed portion of any Note being redeemed in part.

            Any Holder of the Global Note shall, by acceptance of such Global Note, agree that transfers of the beneficial interests in such Global Note may be effected only through a book entry system maintained by the Holder of such Global Note (or its agent), and that ownership of a beneficial interest in the Global Note shall be required to be reflected in a book entry.

            Each Holder of a Note agrees to indemnify the Company and the Trustee against any liability that may result from the transfer, exchange or assignment of such Holder's Note in violation of any provision of this Indenture and/or applicable U.S. Federal or state securities law.

            Except as expressly provided herein, neither the Trustee nor the Registrar shall have any duty to monitor the Company's compliance with or have any responsibility with respect to the Company's compliance with any Federal or state securities laws.

            SECTION 2.8 Replacement Notes.

            If a mutilated Note is surrendered to the Registrar or the Trustee, or if the Holder of a Note claims that the Note has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Note (and the Guarantor shall execute the guarantee thereon) if the Holder of such Note furnishes to the Company and the Trustee evidence reasonably acceptable to them of the ownership and the destruction, loss or theft of such Note and if the requirements of Section 8-405 of the New York Uniform Commercial

Code as in effect on the date of this Indenture are met. If required by the Trustee or the Company, an indemnity bond shall be posted, sufficient in the judgment of both to protect the Company, the Trustee or any Paying Agent from any loss that any of them may suffer if such Note is replaced. The Company may charge such Holder for the Company's exceptional out-of-pocket expenses in replacing such Note and the Trustee may charge the Company for the Trustee's expenses (including, without limitation, attorneys' fees and disbursements) in replacing such Note. Every replacement Note shall constitute a contractual obligation of the Company.

            SECTION 2.9 Outstanding Notes.

            The Notes outstanding at any time are all Notes that have been authenticated by the Trustee except for (a) those cancelled by it, (b) those delivered to it for cancellation, (c) to the extent set forth in Sections 8.1 and 8.2, on or after the date on which the conditions set forth in Section 8.1 or 8.2 have been satisfied, those Notes theretofore authenticated and delivered by the Trustee hereunder and (d) those described in this Section 2.9 as not outstanding. Subject to Section 2.10, a Note does not cease to be outstanding because the Company or one of its Affiliates holds the Note.

            If a Note is replaced pursuant to Section 2.8, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Note is held by a bona fide purchaser in whose hands such Note is a legal, valid and binding obligation of the Company.

            If the Paying Agent holds, in its capacity as such, on any Maturity Date or on any optional redemption date, money sufficient to pay all accrued interest and principal with respect to such Notes payable on that date and is not prohibited from paying such money to the Holders thereof pursuant to the terms of this Indenture, then on and after that date such Notes cease to be outstanding and interest on them ceases to accrue.

            SECTION 2.10 Treasury Notes.

            In determining whether the Holders of the required principal amount of Notes have concurred in any declaration of acceleration or notice of default or direction, waiver or consent or any amendment, modification or other change to this Indenture, Notes owned by the Company or any other Affiliate of the

Company shall be disregarded as though they were not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent or any amendment, modification or other change to this Indenture, only Notes as to which a Trust Officer of the Trustee has received an Officer's Certificate stating that such Notes are so owned shall be so disregarded. Notes so owned which have been pledged in good faith shall not be disregarded if the pledgee established to the satisfaction of the Trustee the pledgee's right so to act with respect to the Notes and that the pledgee is not the Company or any other Affiliate.

            SECTION 2.11 Temporary Notes.

            Until definitive Notes are prepared and ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Notes. Temporary Notes shall be substantially in the form of definitive Notes but may have variations that the Company considers appropriate for temporary Notes. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Notes in exchange for temporary Notes. Until such exchange, temporary Notes shall be entitled to the same rights, benefits and privileges as definitive Notes.

            SECTION 2.12  Cancellation.

            The Company at any time may deliver Notes to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Notes surrendered to them for registration of transfer, exchange or payment. The Trustee shall cancel all Notes surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall (subject to the record-retention requirements of the Exchange Act) destroy cancelled Notes and deliver a certificate of destruction thereof to the Company. The Company may not reissue or resell, or issue new Notes to replace, Notes that the Company has redeemed or paid, or that have been delivered to the Trustee for cancellation.

            SECTION 2.13 Defaulted Interest.

            If the Company defaults on a payment of interest on the Notes, it shall pay the defaulted interest, plus (to the extent permitted by law) any interest payable on the defaulted interest, in accordance with the terms hereof, to the Persons who are Noteholders on a subsequent special record date, which date shall be at least five Business Days prior to the payment date. The Company shall fix such special record date and payment date in a manner satisfactory to the Trustee. At least 15 days before such special record date, the Company shall mail to each Noteholder a notice that states the special record date, the payment date and the amount of defaulted interest, and interest payable on defaulted interest, if any, to be paid. The Company may make payment of any defaulted interest in any other lawful manner not inconsistent with the requirements (if applicable) of any securities exchange on which the Notes may be listed and, upon such notice as may be required by such exchange, if, after written notice given by the Company to the Trustee of the proposed payment pursuant to this sentence, such manner of payment shall be deemed practicable by the Trustee.

            SECTION 2.14 CUSIP Number.

            The Company in issuing the Notes may use a "CUSIP" number, and if so, such CUSIP number shall be included in notices of redemption or exchange as a convenience to Holders; provided, that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or on the Notes, and that reliance may be placed only on the other identification numbers printed on the Notes. The Company shall promptly notify the Trustee of any such CUSIP number used by the Company in connection with the issuance of the Notes and of any change in the CUSIP number.

            SECTION 2.15 Deposit of Moneys.

            Prior to 10:00 a.m., New York City time, on each Interest Payment Date and Maturity Date, the Company shall have deposited with the Paying Agent in immediately available funds money sufficient to make cash payments, if any, due on such Interest Payment Date or Maturity Date, as the case may be, in a timely manner which permits the Trustee to remit payment to the Holders on such Interest Payment Date or Maturity Date, as the case may be. The principal and interest on Global Notes shall be payable to the Depository or its nominee, as the case may be, as the sole registered owner and the sole holder of the Global Notes represented thereby. The principal and interest on Physical Notes shall be payable at the office of the Paying Agent.

            SECTION 2.16  Book-Entry Provisions for Global Notes.

            (a) Rule 144A Notes and Other Notes which may be held in global form, other than Regulation S Notes, initially shall be represented by one or more notes in registered, global form without interest coupons (collectively, the "Restricted Global Note"). Regulation S Notes initially shall be represented by one or more notes in registered, global form without interest coupons (collectively, the "Regulation S Global Note," and, together with the Restricted Global Note and any other global notes representing Notes, the "Global Notes"). The Global Notes initially shall (i) be registered in the name of the Depository or the nominee of such Depository, in each case for credit to an account of an Agent Member (or, in the case of the Regulation S Global Notes, of Euroclear System ("Euroclear") and Cedel Bank, S.A. ("CEDEL")), (ii) be delivered to the Trustee as custodian for such Depository and (iii) bear legends as set forth in Exhibit D.

            Members of, or direct or indirect participants in, the Depository ("Agent Members") shall have no rights under this Indenture with respect to any Global Note held on their behalf by the Depository, or the Trustee as its custodian, or under the Global Notes, and the Depository may be treated by the Company, the Trustee and any agent of the Company, or the Trustee as the absolute owner of the Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair, as between the Depository and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder of any Note.

            (b) Transfers of Global Notes shall be limited to transfer in whole, but not in part, to the Depository, its successors or their respective nominees. Interests of beneficial owners in the Global Notes may be transferred or exchanged for Physical Notes in accordance with the rules and procedures of the Depository and the provisions of Section 2.17. In addition, a Global Note shall be exchangeable for Physical Notes if (i) the Depository (x) notifies the Company that it is unwilling or unable to continue as depository for such Global Note and the Company thereupon fails to appoint a successor depository or (y) has ceased to be a clearing agency registered under the Exchange Act, (ii) the Company, at its option, notifies the Trustee in writing that it elects to cause the issuance of such Physical Notes or (iii) there shall have occurred and be continuing a Default or an Event of Default with respect to the Notes. In all cases, Physical Notes delivered in exchange for any Global Note or beneficial interests therein shall be registered in the names, and issued in any approved denominations, requested by or on behalf of the Depository (in accordance with its customary procedures).

            (c) In connection with any transfer or exchange of a portion of the beneficial interest in any Global Note to beneficial owners pursuant to paragraph (b), the Registrar shall (if one or more Physical Notes are to be issued) reflect on its books and records the date and a decrease in the principal amount of the Global Note in an amount equal to the principal amount of the beneficial interest in the Global Note to be transferred, and the Company shall execute, and the Trustee shall upon receipt of a written order from the Company authenticate and make available for delivery, one or more Physical Notes of like tenor and amount.

            (d) In connection with the transfer of Global Notes as an entirety to beneficial owners pursuant to paragraph (b), the Global Notes shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depository in writing in exchange for its beneficial interest in the Global Notes, an equal aggregate principal amount of Physical Notes of authorized denominations.

            (e) Any Physical Note constituting a Restricted Note delivered in exchange for an interest in a Global Note pursuant to paragraph (b), (c) or (d) shall, except as otherwise provided by paragraphs (a)(i)(x) and (c) of Section 2.17, bear the Private Placement Legend or, in the case of the Regulation S Global Note, the legend set forth in Exhibit C, in each case, unless the Company determines otherwise in compliance with applicable law.

            (f) On or prior to the 40th-day after the later of the commencement of the offering of the Notes represented by the Regulation S Global Note and the issue date of such Notes (such period through and including such 40th day, the "Restricted Period"), a beneficial interest in a Regulation S Global Note may be transferred to a person who takes delivery in the form of an interest in the corresponding Restricted Global Note only upon receipt by the Trustee of a written certification from the transferor to the effect that such transfer is being made (i)(a) to a person whom the transferor reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A or (b) pursuant to another exemption from the registration requirements under the Securities Act which is accompanied by an opinion of counsel regarding the availability of such exemption and (ii) in accordance with all applicable securities laws of any state of the United States or any other jurisdiction.

            (g) Beneficial interests in the Restricted Global Note may be transferred to a person who takes delivery in the form of an interest in the Regulation S Global Note, whether before or after the expiration of the Restricted Period, only if the transferor first delivers to the Trustee a written certificate to the effect that such transfer is being made in accordance with Rule 903 or 904 of Regulation S or Rule 144 (if available) and that, if such transfer occurs prior to the expiration of the Restricted Period, the interest transferred will be held immediately thereafter through Euroclear or CEDEL.
            (h) Any beneficial interest in one of the Global Notes that is transferred to a person who takes delivery in the form of an interest in another Global Note shall, upon transfer, cease to be an interest in such Global Note and become an interest in such other Global Note and, accordingly, shall thereafter be subject to all transfer restrictions and other procedures applicable to beneficial interests in such other Global Note for as long as it remains such an interest.

            (i) The Holder of any Global Note may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Notes.

            SECTION 2.17  Special Transfer Provisions.

            (a) Transfers to Non-QIB Institutional Accredited Investors and Non-U.S. Persons. The following provisions shall apply with respect to the registration of any proposed transfer of a Note constituting a Restricted Note to any Institutional Accredited Investor which is not a QIB or to any Non-U.S.
Person:

             (i) the Registrar shall register the transfer of any Note constituting a Restricted Note, whether or not such Note bears the Private Placement Legend, if (x) the requested transfer is after February 7, 2000 or (y) (1) in the case of a transfer to an Institutional Accredited Investor which is not a QIB (excluding Non-U.S. Persons), the proposed transferee has delivered to the Registrar a certificate substantially in the form of Exhibit E hereto or (2) in the case of a transfer to a Non-U.S. Person (including a QIB), the proposed transferor has delivered to the Registrar a certificate substantially in the form of Exhibit F hereto; provided, that in the case of a transfer of a Note bearing the Private Placement Legend for a Note not bearing the Private Placement Legend, the Registrar has received an Officers' Certificate authorizing such transfer; and

            (ii) if the proposed transferor is an Agent Member holding a beneficial interest in a Global Note, upon receipt by the Registrar of (x) the certificate, if any, required by paragraph (i) above and (y) instructions given in accordance with the Depository's and the Registrar's procedures, whereupon (a) the Registrar shall reflect on its books and records the date and (if the transfer does not involve a transfer of outstanding Physical Notes) a decrease in the principal amount of a Global Note in an amount equal to the principal amount of the beneficial interest in a Global Note to be transferred, and (b) the Company shall execute and the Trustee shall authenticate and make available for delivery one or more Physical Notes of like tenor and amount.

            (b) Transfers to QIBs. The following provisions shall apply with respect to the registration of any proposed transfer of a Note constituting a Restricted Note to a QIB (excluding transfers to Non-U.S. Persons):

             (i) the Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Note stating, or has otherwise advised the Company and the Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Note stating, or has otherwise advised the Company and the Registrar in writing, that it is purchasing the Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A; and

            (ii) if the proposed transferee is an Agent Member, and the Notes to be transferred consist of Physical Notes which after transfer are to be evidenced by an interest in the Global Note, upon receipt by the Registrar of instructions given in accordance with the Depository's and the Registrar's procedures, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global
      Note in an amount equal to the principal amount of the Physical Notes to be transferred, and the Trustee shall cancel the Physical Notes so transferred.

            (c) Private Placement Legend. Upon the transfer, exchange or replacement of Notes not bearing the Private Placement Legend, the Registrar shall deliver Notes that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Notes bearing the Private Placement Legend, the Registrar shall deliver only Notes that bear the Private Placement Legend unless (i) it has received the Officers' Certificate required by paragraph
(a)(i)(y) of this Section 2.17, (ii) there is delivered to the Registrar an Opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act or (iii) such Note has been sold pursuant to an effective registration statement under the Securities Act and the Registrar has received an Officers' Certificate from the Company to such effect.

            (d) General. By its acceptance of any Note bearing the Private Placement Legend, each Holder of such Note acknowledges the restrictions on transfer of such Note set forth in this Indenture and in the Private Placement Legend and agrees that it will transfer such Note only as provided in this Indenture.

            The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 2.16 or this Section 2.17.

The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable notice to the Registrar.

            SECTION 2.18. Computation of Interest. Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months.


                               ARTICLE III

                               REDEMPTION

            SECTION 3.1  Election To Redeem; Notices to Trustee.

            If the Company elects to redeem Notes pursuant to Paragraph 5 of the Notes, it shall notify the Trustee and the Paying Agent in writing of the Redemption Date and the principal amount of Notes to be redeemed.

            The Company shall give each notice provided for in this Section 3.1 at least 45 days before the Redemption Date (unless a shorter notice shall be agreed to by the Trustee in writing) but not more than 65 days before the Redemption Date, together with an Officers' Certificate stating that such redemption will comply with the conditions contained herein and in the Notes.
            SECTION 3.2  Selection of Notes To Be Redeemed.

            If less than all of the Notes are to be redeemed, the Trustee shall select the Notes to be redeemed in compliance with the requirements of the principal national securities exchange, if any, on which the Notes being redeemed are listed or, if the Notes are not listed on a national securities exchange, on a pro rata basis, by lot or by such other method as the Trustee shall deem fair and equitable; provided, however, that if a partial redemption is made with the Net Proceeds of a Public Equity Offering or Strategic Equity Investment, selection of Notes for redemption shall be made on a pro rata basis unless such method is otherwise prohibited. In any proration, the Trustee shall make such adjustments, reallocations and eliminations as it shall deem proper to the end that the principal amount of each Note so prorated shall be equal to an authorized denomination, by increasing or decreasing or eliminating the amount which would be allocable to any Note on the basis of exact proportion by an amount not exceeding $1,000. The Trustee shall make the selection from the Notes outstanding and not previously called for redemption. The Trustee shall promptly notify the Company in writing of such Notes selected for redemption and, in the case of Notes selected for partial redemption, the principal amount to be redeemed. The Trustee may select for redemption portions of the principal amount of Notes that have denominations equal to or larger than $1,000 principal amount. Notes and portions thereof that the Trustee selects shall be in amounts of $1,000 principal amount or integral multiples thereof. Provisions of this Indenture that apply to Notes called for redemption also apply to portions of Notes called for redemption.

            SECTION 3.3 Notice of Redemption.

            At least 30 days but not more than 60 days before a Redemption Date, the Company shall mail or cause the mailing of a notice of redemption by first-class mail to each Holder of Notes to be redeemed at such Holder's last address as it shall appear on the register maintained by the Registrar and the Trustee and any Paying Agent.

            The notice shall identify the Notes to be redeemed and shall state:

            (a)   the Redemption Date;

            (b) the paragraph of the Notes pursuant to which the Notes are being redeemed;

            (c) the redemption price and the amount of accrued interest if any, to be paid;

            (d)   the name and address of the Paying Agent;

            (e) that Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price and accrued interest, if any;

            (f) that, unless the Company defaults in making the redemption payment, interest on Notes called for redemption ceases to accrue on and after the Redemption Date and the only remaining right of the Holders of such Notes is to receive payment of the redemption price upon surrender to the Paying Agent of the Notes redeemed;

            (g) if any Note is to be redeemed in part, the portion of the principal amount (equal to $1,000 or any integral multiple thereof) of such Note to be redeemed and that, on or after the Redemption Date, upon surrender of such Note, a new Note or Notes in aggregate principal amount equal to the unredeemed portion thereof will be issued without charge to the Noteholder;

            (h) if less than all of the Notes are to be redeemed, the identification of the particular Notes (or portion thereof) to be redeemed, as well as the aggregate principal amount of Notes to be redeemed and the aggregate principal amount of Notes estimated to be outstanding after such partial redemption; and

            (i)   the CUSIP number, if any, pursuant to Section
      2.14.

            At the Company's written request made at least 5 Business Days (or 15 Business Days, in the case of any partial redemption) prior to the date on which notice is to be given, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense.

            SECTION 3.4 Effect of Notice of Redemption.

            Once notice of redemption is mailed, Notes called for redemption become due and payable on the Redemption Date and at the redemption price. Upon surrender to the Paying Agent, such Notes shall be paid at the redemption price plus accrued interest, if any, to the Redemption Date, but interest installments whose maturity is on or prior to such Redemption Date will be payable on the relevant Interest Payment Dates to the Holders of record at the close of business on the relevant record dates referred to in the Notes.

            SECTION 3.5 Deposit of Redemption Price.

            Prior to 10:00 A.M., New York City time, on the Redemption Date, the Company shall deposit with the Paying Agent in immediately available funds money sufficient to pay the redemption price of and accrued interest, if any, on all Notes or portions thereof to be redeemed on that date.

            If any Note surrendered for redemption in the manner provided in the Notes shall not be so paid on the Redemption Date due to the failure of the Company to deposit sufficient funds in United States dollars with the Paying

Agent, the principal and accrued and unpaid interest thereon shall, until paid or duly provided for, bear interest, if any, as provided in Section 4.1 with respect to any payment default.

            SECTION 3.6 Notes Redeemed in Part.

            Upon the surrender to the Paying Agent of a Note that is redeemed in part, the Company shall execute and the Trustee shall authenticate for the Holder a new Note equal in principal amount to the principal amount of the unredeemed portion of the Note surrendered.

                               ARTICLE IV

                                COVENANTS

            SECTION 4.1 Payment of Notes.

            The Company shall pay the principal of, premium, if any, and interest (including all Additional Interest, if any, which shall be deemed to be included in the term "interest" for purposes of this Indenture and the Notes) on the Notes on the dates and in the manner provided in the Notes and this Indenture.

            An installment of principal, premium or interest shall be considered paid on the date due if the Trustee or the Paying Agent holds on such date immediately available funds designated for and sufficient to pay such installment.

            The Company shall pay interest on overdue principal and (to the extent permitted by law) on overdue installments of interest at the rate set forth in the Notes.

            SECTION 4.2 Maintenance of Office or Agency.

            The Company shall maintain in the Borough of Manhattan, The City of New York, an office or agency, where Notes may be surrendered for registration of transfer or exchange or for presentation for payment and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of each such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in this Section 4.2.

            The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company shall give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

            The Company hereby initially designates the corporate trust office of the Trustee set forth in Section 11.2 as an agency of the Company with respect to the Notes in accordance with Section 2.4.

            SECTION 4.3 Corporate Existence.

            Subject to Article V, the Company shall do or cause to be done, at its own cost and expense, all things necessary to preserve and keep in full force and effect the corporate or partnership existence and rights (charter and statutory), licenses and/or franchises of the Company and its Subsidiaries; provided, that the Company shall not be required to preserve any such rights, licenses or franchises or the existence of any Subsidiary (other than the Guarantor) if such rights, licenses or franchises will be replaced or if the maintenance or preservation thereof is, in the opinion of the Company, no longer desirable in the conduct of the business of the Company and its Subsidiaries taken as a whole (as determined in good faith by the Board of Directors, whose determination shall be evidenced by a Board Resolution); and provided, further, that any Subsidiary (other than the Guarantor) may consolidate with, merge into or sell, convey, transfer, lease or otherwise dispose of all or part of its property and assets to the Company or any Wholly-Owned Subsidiary or engage in any Asset Sale in accordance with Section 4.13.

            SECTION 4.4 Payment of Taxes and Other Claims.

            The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all material taxes, assessments and governmental charges levied or imposed upon income, profits or property of it or any of its Subsidiaries and (b) all material lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon property of the Company or any of its Subsidiaries; provided, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate negotiations or proceedings and for which disputed amounts any reserves required in accordance with GAAP have been made.

            SECTION 4.5 Maintenance of Properties; Insurance; Books and Records; Compliance with Law.

            (a) The Company shall at all times cause all properties used or useful in the conduct of its business or the business of any of its Subsidiaries to be maintained and kept in good condition, repair and working order (reasonable wear and tear excepted) and supplied with all necessary equipment, and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereto; provided, however, that nothing in this
Section 4.5 shall prevent the Company or any such Subsidiary from discontinuing the use, operation or maintenance of any of such properties or disposing of any of them, if such discontinuance or disposal is, in the good faith judgment of the Board of Directors or the board of directors of the Subsidiary having managerial responsibility for any such property, desirable in the conduct of the business of the Company or such Subsidiary, as the case may be.

            (b) The Company shall maintain or cause to be maintained, for itself and each of its Subsidiaries, insurance (which may include self-insurance) in such amounts and covering such risks as are usually and customarily carried by corporations similarly situated with respect to similar facilities according to their respective locations, except where the failure to do so could not reasonably be expected, in the good faith judgment of the Board of Directors, to have a material adverse effect on the condition (financial or otherwise), earnings, business affairs or prospects of the Company and its Subsidiaries, taken as a whole.

            (c) The Company shall, and shall cause each of its Subsidiaries to, keep proper books of record and account in which full and correct entries shall be made of all financial transactions and the assets and business of the Company and each Subsidiary of the Company, in accordance with GAAP consistently applied to the Company and its Subsidiaries, taken as a whole.

            (d) The Company shall, and shall cause each of its Subsidiaries to, comply with all statutes, laws, ordinances, or government rules and regulations to which it is subject, non-compliance with which would materially adversely affect the business, prospects, earnings, properties, assets or financial condition of the Company and its Subsidiaries, taken as a whole.

            SECTION 4.6 Compliance Certificates.

            (a) The Company shall deliver to the Trustee, within 50 days after the end of each of the first three quarters of the Company's fiscal year, and within 100 days after the end of such fiscal year, Officers' Certificates of the Company (one of the signatories to which shall be either the chief operating officer, chief financial officer or chief accounting officer of the Company) stating (i) that a review of the activities of the Company during the preceding fiscal quarter or year, as the case may be, has been made under the supervision of the signing Officers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture and the Escrow Agreement (if it has not yet terminated), and (ii) that, to the best knowledge of each Officer signing such certificate, the Company has kept, observed, performed and fulfilled each and every covenant and condition contained in this Indenture and the Escrow Agreement (if it has not yet terminated) and is not in default in the performance or observance of any of the terms, provisions, conditions and covenants of either of such agreements (or, if a Default or Event of Default or a default under the Escrow Agreement shall have occurred, describing all such Defaults or Events of Default or defaults under the Escrow Agreement of which such Officers may have knowledge, their status and what action the Company is taking or proposes to take with respect thereto).

            (b) The annual financial statements delivered pursuant to Section
4.7 shall be accompanied by a written statement of the Company's independent public accountants (who shall be a firm of established national reputation) that in making the examination necessary for certification of such annual financial statements nothing has come to their attention that would lead them to believe that the Company has violated any provisions of this Indenture as they relate to accounting matters, or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly to any Person for any failure to obtain knowledge of any such violation.

            (c) The Company shall, so long as any of the Notes are outstanding, deliver to the Trustee, as soon as practicable after any Officer of the Company becomes aware of (i) any Default or Event of Default or (ii) any default under the Escrow Agreement, an Officers' Certificate specifying such Default, Event of Default or default and what action the Company is taking or proposes to take with respect thereto.

            (d) The Company's fiscal year currently ends on March 31. The Company shall provide notice to the Trustee of any change in its fiscal year.

            SECTION 4.7 SEC Reports.

            (a) The Company shall file with the SEC all information, documents and reports to be filed with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is subject to such filing requirements, so long as the SEC will accept such filings. The Company (at its own expense) shall file with the Trustee within 100 days after the end of each fiscal year of the Company, or within 50 days after the end of each of the first three fiscal quarters of each fiscal year of the Company, as the case may be, copies of the annual reports or unaudited quarterly consolidated financial statements, as the case may be, and the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company files with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. Upon qualification of this Indenture under the TIA, the Company shall also comply with the provisions of TIA ss. 314(a).

            (b) At the Company's expense, regardless of whether the Company is required to furnish such reports and other information referred to in paragraph
(a) above to its stockholders pursuant to the Exchange Act, the Company shall cause such reports and other information to be mailed to the Holders at their addresses appearing in the register of Notes maintained by the Registrar within 100 days after the end of each fiscal year of the Company, or within 50 days after the end of each of the first three fiscal quarters of each fiscal year of the Company, as the case may be.

            (c) The Company shall, upon request, provide to any Holder of Notes or any prospective transferee of any such Holder any information concerning the Company (including financial statements) necessary in order to permit such Holder to sell or transfer Notes in compliance with Rule 144A under the Securities Act; provided, however, that the Company shall not be required to furnish such information in connection with any request made on or after the date which is three years from the later of (i) the date such Note (or any predecessor Note) was acquired from the Company or (ii) the date such Note (or any predecessor Note) was last acquired from an "affiliate" of the Company within the meaning of Rule 144 under the Securities Act.

            SECTION 4.8 Limitation on Additional Indebtedness.

            The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, incur any Indebtedness (including Acquired Indebtedness), other than Permitted Indebtedness, unless: (a) after giving effect to the incurrence of such Indebtedness and the receipt and application of the proceeds thereof, the ratio of total Indebtedness (which, for purposes of determining this ratio only, shall not include any shares of the Existing Preferred Stock) of the Company and its Subsidiaries as of the date of any determination (the "Determination Date") to the Company's Adjusted EBITDA (including Acquisition EBITDA) for the four fiscal quarters ended immediately prior to the Determination Date (the "Reference Period") is less than (i) 6.00 to 1 if the Indebtedness is incurred prior to February 15, 1998; (ii) 5.75 to 1 if the Indebtedness is incurred on or after February 15, 1998 and prior to February 15, 2000; and (iii) 5.50 to 1 if the Indebtedness is incurred thereafter; provided, however, that if the Indebtedness which is the subject of a determination under this provision is Acquired Indebtedness, or Indebtedness incurred in connection with the simultaneous acquisition of any Person, business, property or assets, then such ratio shall be determined by giving effect (on a pro forma basis, as if the transaction had occurred at the beginning of the four quarter period used to make such calculation) to the incurrence or assumption of such Acquired Indebtedness or such other Indebtedness by the Company or one of its Subsidiaries; and (b) no Default or Event of Default shall have occurred and be continuing at the time or as a consequence of the incurrence of such Indebtedness. In determining the Company's total Indebtedness for purposes of this Section 4.8, borrowings under the New Revolving Credit Facility shall be computed based on the lowest amount outstanding during a period of 30 consecutive days during the four quarter period used to make the calculations referred to in this paragraph.

            The Company shall not, directly or indirectly, incur any Indebtedness that is expressly subordinated to any other Indebtedness of the Company unless such Indebtedness is also expressly subordinated to the Notes to the same extent and in the same manner as such Indebtedness is subordinated to such other Indebtedness of the Company.

            SECTION 4.9 Limitation on Restricted Payments.

            The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, make any Restricted Payment, unless:

            (a) no Default or Event of Default shall have occurred and be continuing, at the time of or immediately after giving effect to such Restricted Payment;

            (b) immediately after giving pro forma effect to such Restricted Payment, the Company could incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to Section 4.8; and

            (c) immediately after giving effect to such Restricted Payment, the aggregate of all Restricted Payments declared or made after the Issue Date does not exceed the sum of (1) 100% of the Company's Cumulative EBITDA minus 1.6 times the Company's Cumulative Consolidated Interest Expense, plus (2) 100% of the aggregate Net Proceeds and the fair market value of securities or other property received by the Company from the issue or sale, after the Issue Date, of Capital Stock (other than Disqualified Capital Stock or Capital Stock of the Company issued to any Subsidiary of the Company) of the Company or any Indebtedness or other securities of the Company convertible into or exercisable or exchangeable for Capital Stock (other than Disqualified Capital Stock) of the Company which has been so converted or exercised or exchanged, as the case may be, plus (3) $1.0 million.

            The provisions of this Section 4.9 shall not prohibit: (i) the payment of any distribution within 60 days after the date of declaration thereof, if at such date of declaration such payment would comply with the provisions of this Indenture; (ii) the acquisition and cancellation or retirement of any shares of Capital Stock of the Company or Subordinated Indebtedness by conversion into, or by or in exchange for, shares of Capital Stock (other than Disqualified Capital Stock), or out of, the Net Proceeds of the substantially concurrent sale (other than to a Subsidiary of the Company) of shares of Capital Stock of the Company (other than Disqualified Capital Stock); (iii) the redemption or retirement of Subordinated Indebtedness of the Company in exchange for, by conversion into, or out of the Net Proceeds of, a substantially concurrent sale or incurrence of Indebtedness (other than any Indebtedness owed to a Subsidiary of the Company) of the Company that is contractually subordinated in right of payment to the Notes to at least the same extent as the Subordinated Indebtedness being redeemed or retired; (iv) the retirement of any shares of Disqualified Capital Stock by conversion into, or by exchange for, shares of Disqualified Capital Stock, or out of the Net Proceeds of the substantially concurrent sale (other than to a Subsidiary of the Company) of other shares of Disqualified Capital Stock; (v) the purchase, redemption or other acquisition for value of shares of Capital Stock of the Company (other than Disqualified Capital Stock) or options on such shares held by the Company's or its Subsidiaries' officers or employees or former officers or employees (or their estates or beneficiaries under their estates) upon the death, disability, retirement or termination of employment of such current or former officers or employees pursuant to the terms of an employee benefit plan or any other agreement pursuant to which such shares of Capital Stock or options were issued or pursuant to a severance, buy-sell or right of first refusal agreement with such current or former officer or employee; provided, that the aggregate cash consideration paid, or distributions made, pursuant to this clause (v) shall not in any one fiscal year exceed $1.0 million; and (vi) so long as no Default or Event of Default shall have occurred and be continuing at the time of or immediately after giving effect to such payment, the payment of management and advisory fees to Kidd Kamm Equity Partners, L.P. and its Affiliates and successors and assigns that, when taken together with all previous amounts paid in respect thereof since April 15, 1994, does not exceed an average annual amount of $675,000 per year.

            Not later than the date of any Restricted Payment, the Company shall deliver to the Trustee an Officers' Certificate stating that such Restricted Payment is permitted and setting forth the basis upon which the calculations required by this Section 4.9 were computed, which calculations may be based upon the Company's latest available financial statements, and that no Default or Event of Default exists and is continuing and no Default or Event of Default will occur immediately after giving effect to any Restricted Payments.

            SECTION 4.10 Limitation on Investments.

            The Company shall not, and shall not permit any of its Subsidiaries to, make any Investment other than (i) a Permitted Investment or (ii) an Investment that is made as a Restricted Payment in compliance with Section 4.9, after the Issue Date.

            SECTION 4.11 Limitation on Liens.

            The Company shall not, and shall not permit any of its Subsidiaries to, create, incur or otherwise cause or suffer to exist or become effective any Liens of any kind (other than Permitted Liens) upon any Property of the Company or any such Subsidiary or any shares of stock or debt of any such Subsidiary which owns Property, now owned or hereafter acquired, unless (i) if such Lien secures Indebtedness which is pari passu with the Notes, then the Notes are secured on an equal and ratable basis with the obligations so secured until such time as such obligation is no longer secured by a Lien or (ii) if such Lien secures Subordinated Indebtedness, any such Lien shall be subordinated to a Lien granted to the Noteholders in the same collateral as that securing such Lien to the same extent as such Subordinated Indebtedness is subordinated to the Notes.

            SECTION 4.12  Limitation on Dividends and Other
                          Payment Restrictions Affecting
                          Subsidiaries.

            The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (a)(i) pay dividends or make any other distributions to the Company or any of its Subsidiaries (A) on its Capital Stock or (B) with respect to any other interest or participation in, or measured by, its profits, or (ii) pay any Indebtedness owed to the Company or any of its Subsidiaries or (b) make loans or advances or capital contributions to the Company or any of its Subsidiaries or (c) transfer any of its properties or assets to the Company or any of its Subsidiaries (any such restriction or encumbrance, other than those excepted in clauses (i) through (ix) below, a "Payment Restriction"), except for such encumbrances or restrictions existing under or by reason of: (i) encumbrances or restrictions existing on the Issue Date; (ii) any instruments governing Ratio Indebtedness or Permitted Indebtedness, in either case other than Subordinated Indebtedness; provided, that such encumbrance or restriction is as described in the agreement creating the New Revolving Credit Facility;
(iii) this Indenture and the Notes; (iv) applicable law; (v) any instrument governing Indebtedness or Capital Stock of a Person acquired by the Company or any of its Subsidiaries or of any Person that becomes a Subsidiary of the Company as in effect at the time of such acquisition or such Person becoming such a Subsidiary, which encumbrance or restriction is not applicable to any Person, or the properties or assets of any Person, other than the Person, or the property or assets of the Person (including any Subsidiary of the Person), so acquired; provided, that the EBITDA of such Person is not taken into account (to the extent of such restriction) in determining whether any financing or Restricted Payment in connection with such acquisition was permitted by the terms of this Indenture; (vi) customary non-assignment provisions in leases or other agreements entered into in the ordinary course of business and consistent with past practice; (vii) Refinancing Indebtedness; provided, that such restrictions are not materially less favorable, taken as a whole, to the Noteholders than those contained in the agreements governing the Indebtedness being amended, extended, refinanced, renewed, replaced, defeased or refunded;
(viii) customary restrictions in security agreements or mortgages securing Indebtedness of the Company or any of its Subsidiaries to the extent such restrictions restrict the transfer of the property subject to such security agreements and mortgages; or (ix) customary covenants to maintain a minimum net worth or ratio of net worth to other financial measures contained in leases and other agreements entered into in the ordinary course of business.

            SECTION 4.13  Limitation on Certain Asset Sales.

            The Company shall not, and shall not permit any of its Subsidiaries to, consummate an Asset Sale unless (i) the Company or such Subsidiary, as the case may be, receives consideration at the time of such sale or other disposition at least equal to the fair market value thereof (as determined in good faith by the Board of Directors, and evidenced by a Board Resolution); (ii) not less than 80% of the consideration received by the Company or such

Subsidiary, as the case may be, is in the form of cash or cash equivalents (meaning those equivalents allowed as Temporary Cash Investments); provided, however, that the amount of (x) any liabilities of the Company or any of its Subsidiaries that are assumed by the transferee of such assets, including any Indebtedness of such a Subsidiary whose stock is purchased by the transferee and
(y) any notes or other securities received by the Company or any such Subsidiary which are converted into cash within 180 days of such Asset Sale (to the extent of cash received) shall be deemed to be cash for purposes of this provision; provided, further, that the Company or such Subsidiary will not be required to comply with this clause (ii) with respect to a Permitted Asset Swap; and (iii) an amount at least equal to the Asset Sale Proceeds received by the Company or such Subsidiary are applied (a) first, to the extent the Company is required to prepay, repay or purchase Indebtedness (other than Subordinated Indebtedness) of the Company or any of its Subsidiaries, or elects to prepay, repay or purchase other senior Indebtedness of the Company, within 180 days following the receipt of the Asset Sale Proceeds from any Asset Sale, to the prepayment, repayment or purchase of such Indebtedness; provided, that any such repayment shall result in a permanent reduction of the commitments thereunder in an amount at least equal to the principal amount so repaid; and, provided, further, that in the event no Indebtedness under the New Revolving Credit Facility is outstanding at the time of such Asset Sale, or to the extent the Asset Sale Proceeds exceed the amount of Indebtedness outstanding under the New Revolving Credit Facility, a permanent reduction in the commitments thereunder will constitute a repayment for purposes hereof; (b) second, to the extent of the balance of Asset Sale Proceeds after application as described above, to the extent the Company elects, to an investment in assets (including Capital Stock or other securities purchased in connection with the acquisition of Capital Stock or property of another Person) used or useful in businesses similar or ancillary to the business of the Company and its Subsidiaries as conducted at the time of such Asset Sale; provided, that such investment occurs or the Company or one of its Subsidiaries enters into contractual commitments to make such investment, subject only to customary conditions (other than the obtaining of financing), on or prior to the 181st day following receipt of such Asset Sale Proceeds (the "Reinvestment Date") and Asset Sale Proceeds contractually committed are so applied within 270 days following the receipt of such Asset Sale Proceeds; and (c) third, if on the Reinvestment Date with respect to any Asset Sale, the Available Asset Sale Proceeds exceed $5.0 million, the Company shall apply an amount equal to such

Available Asset Sale Proceeds to an offer to purchase the Notes, at a purchase price in cash equal to 100% of the principal amount thereof plus accrued and unpaid interest thereon to the purchase date (an "Available Proceeds Offer"). If an Available Proceeds Offer is not fully subscribed, the Company may retain the portion of the Available Asset Sale Proceeds not required to purchase Notes, and such amount shall not be considered in the calculation of Available Asset Sale Proceeds with respect to any subsequent offer to purchase Notes.

            If the Company is required to make an Available Proceeds Offer, the Company shall mail, within 30 days following the Reinvestment Date, a notice to the Holders, which shall govern the terms of the Available Proceeds Offer, stating:

            (1) that such Holders have the right to require the Company to apply the Available Asset Sale Proceeds to purchase such Notes at a purchase price in cash equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, to the purchase date;

            (2) that the Available Proceeds Offer is being made pursuant to this
      Section 4.13 and will remain open for a period of 20 Business Days following its commencement (the "Offer Period");

            (3) the purchase price and the purchase date, which shall be a Business Day no less than 30 days and no more than 60 days after the notice is mailed;

            (4) that any Note not tendered or accepted for payment will continue to accrue interest;

            (5) that any Note accepted for payment pursuant to the Available Proceeds Offer shall cease to accrue interest on and after the purchase date and the deposit of the purchase price with the Trustee;

            (6) that Holders electing to have a Note purchased pursuant to any Available Proceeds Offer will be required to surrender the Note, with the form entitled "Option of Holder to Elect Purchase" on the reverse of the Note completed, to the Company, a depository, if appointed by the Company, or the Paying Agent at the address specified in the notice prior to the close of business on the Business Day preceding the purchase date;

            (7) that Holders will be entitled to withdraw their election if the Company, depository or Paying Agent, as the case may be, receives, not later than the expiration of the Offer Period, a facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Note the Holder delivered for purchase and a statement that such Holder is withdrawing his election to have the Note purchased;

            (8) that, if the aggregate principal amount of Notes surrendered by Holders exceeds the Available Asset Sale Proceeds, the Company shall select the Notes to be purchased on a pro rata basis (with such adjustments as may be deemed appropriate by the Company so that only Notes in denominations of $1,000, or integral multiples thereof, shall be purchased);

            (9) that Holders whose Notes were purchased only in part will be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered; and

            (10) the calculations used in determining the amount of Available Asset Sale Proceeds to be applied to the purchase of such Notes.

            On or before the purchase date, the Company shall, to the extent lawful, accept for payment, on a pro rata basis to the extent necessary, Notes or portions thereof validly tendered pursuant to the Available Proceeds Offer, deposit with the Paying Agent U.S. legal tender sufficient to pay the purchase price plus accrued interest, if any, on the Notes to be purchased and deliver to the Trustee an Officers' Certificate stating that such Notes or portions thereof were accepted for payment by the Company in accordance with the terms of this
Section 4.13. The Paying Agent shall promptly (but in any case not later than 5 days after the purchase date) mail or deliver to each tendering Holder an amount equal to the purchase price of the Note tendered by such Holder and accepted by the Company for purchase, and the Company shall promptly issue a new Note and the Trustee shall authenticate and mail or make available for delivery such new Note to such Holder equal in principal amount to any unpurchased portion of the Note surrendered. Any Note not so accepted shall be promptly mailed or delivered by the Company to the Holder thereof. The Company will publicly announce the results of the Available Proceeds Offer on the purchase date by sending a press release to the Dow Jones News Service or similar business news service in the United States.

            SECTION 4.14  Limitation on Transactions with
                          Affiliates.

            The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, enter into or suffer to exist any transaction or series of related transactions (including, without limitation, the sale, purchase, exchange or lease of assets, property or services) with any Affiliate (including entities in which the Company or any of its Subsidiaries own a minority interest) or holder of 10% or more of the Company's Common Stock (each of the foregoing, an "Affiliate Transaction") (other than Affiliate Transactions entered into prior to the Issue Date) or extend, renew, waive or otherwise modify the terms of any Affiliate Transaction entered into prior to the Issue Date unless (i) such Affiliate Transaction is between or among the Company and/or Wholly-Owned Subsidiaries; or (ii) the terms of such Affiliate Transaction are fair and reasonable (as determined by the Board of Directors in good faith) to the Company or such Subsidiaries, as the case may be, and the terms of such Affiliate Transaction are at least as favorable as the terms which could be obtained by the Company or such Subsidiary, as the case may be, in a comparable transaction made on an arm's-length basis between unaffiliated parties. In any Affiliate Transaction involving an amount or having a value less than $1.0 million which is not permitted under clause (i) above, the Company shall obtain a resolution of the Board of Directors approved by a majority of the members of the Board of Directors (and a majority of the disinterested members of the Board of Directors) certifying that such Affiliate Transaction complies with clause (ii) above. In Affiliate Transactions with a value of $1.0 million or more which are not permitted under clause (i) above, the Company shall obtain a written opinion as to the fairness to the Company or such Subsidiary from a financial point of view of such a transaction from an independent investment banking firm of nationally-recognized standing.

            The foregoing provisions will not apply to: (i) any Restricted Payment that is not prohibited by Section 4.9; (ii) any transaction, approved by the Board of Directors or the board of directors of the Subsidiary party thereto, as the case may be, with an officer or director of the Company or of any Subsidiary of the Company in his or her capacity as officer or director entered into in the ordinary course of business, including, without limitation, compensation, employee benefit and indemnification agreements and arrangements with any officer or director of the Company or of any such Subsidiary; or (iii) the payment of management and advisory fees to Kidd Kamm Equity Partners, L.P. and its Affiliates and successors and assigns permitted by Section 4.9.

            SECTION 4.15 Change of Control.

            Within 30 days of the occurrence of a Change of Control, the Company shall notify the Trustee in writing of such occurrence and shall make an offer to purchase (the "Change of Control Offer") the outstanding Notes at a purchase price equal to 101% of the principal amount thereof plus any accrued and unpaid interest thereon to the Change of Control Payment Date (as hereinafter defined) (such applicable purchase price being hereinafter referred to as the "Change of Control Purchase Price") in accordance with the procedures set forth in this
Section 4.15.

            Within 30 days of the occurrence of a Change of Control, the Company also shall (i) cause a notice of the Change of Control Offer to be sent at least once to the Dow Jones News Service or similar business news services in the United States and (ii) send by first-class mail, postage prepaid, to the Trustee and to each Holder of the Notes, at the address appearing in the register maintained by the Registrar of the Notes, a notice stating:

            (1) that the Change of Control Offer is being made pursuant to this
      Section 4.15 and that all Notes tendered will be accepted for payment, and otherwise subject to the terms and conditions set forth herein;

            (2) the Change of Control Purchase Price and the purchase date (which shall be a Business Day no earlier than 30 days nor later than 60 days from the date such notice is mailed (the "Change of Control Payment Date"));

            (3) that any Note not tendered will continue to accrue interest;

            (4) that, unless the Company defaults in the payment of the Change of Control Purchase Price, any Notes accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date;

            (5) that Holders accepting the offer to have their Notes purchased pursuant to a Change of Control Offer will be required to surrender the

      Notes to the Paying Agent at the address specified in the notice prior to the close of business on the Business Day preceding the Change of Control Payment Date;

            (6) that Holders will be entitled to withdraw their acceptance if the Paying Agent receives, not later than the close of business on the third Business Day preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Notes delivered for purchase, and a statement that such Holder is withdrawing his election to have such Notes purchased;

            (7) that Holders whose Notes are being purchased only in part will be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered, provided that each Note purchased and each such new Note issued shall be in an original principal amount in denominations of $1,000 and integral multiples thereof;

            (8) any other procedures that a Holder must follow to accept a Change of Control Offer or effect withdrawal of such acceptance; and

            (9)   the name and address of the Paying Agent.

            On the Change of Control Payment Date, the Company shall, to the extent lawful, (i) accept for payment Notes or portions thereof or beneficial interests under a Global Note properly tendered pursuant to the Change of Control Offer, (ii) deposit with the Paying Agent money sufficient to pay the purchase price of all Notes or portions thereof or beneficial interests so tendered; and (iii) deliver or cause to be delivered to the Trustee Notes so accepted together with an Officers' Certificate stating the Notes or portions thereof tendered to the Company. The Paying Agent shall promptly (1) mail to each Holder of Notes so accepted and (2) cause to be credited to the respective accounts of the Holders under a Global Note of beneficial interests so accepted payment in an amount equal to the purchase price for such Notes, and the Company shall execute and issue, and the Trustee shall promptly authenticate and mail to such Holder, a new Note equal in principal amount to any unpurchased portion of the Notes surrendered and shall issue a Global Note equal in principal amount to any unpurchased portion of the Notes so surrendered; provided, that each such new Note shall be issued in an original principal amount in denominations of $1,000 and integral multiples thereof.

            If the Company or any of its Subsidiaries has issued any outstanding Indebtedness that is subordinated in right of payment to the Notes or the Company has issued any Preferred Stock, and the Company or such Subsidiary is required to make a Change of Control Offer or to make a distribution with respect to such subordinated Indebtedness or Preferred Stock in the event of a Change of Control, the Company or such Subsidiary shall not consummate any such offer or distribution with respect to such subordinated Indebtedness or Preferred Stock until such time as the Company shall have paid the Change of Control Purchase Price in full to the Noteholders that have accepted the Company's Change of Control Offer and shall otherwise have consummated the Change of Control Offer made to Noteholders. In addition, except for shares of Existing Preferred Stock issued in accordance with the terms thereof (including as dividends) as in effect on the Issue Date, the Company or any of its Subsidiaries will not issue Indebtedness that is subordinated in right of payment to the Notes and the Company shall not issue Preferred Stock with change of control provisions requiring the payment of such Indebtedness or Preferred Stock prior to the payment of the Notes in the event of a Change of Control.

            In the event that a Change of Control occurs and the Noteholders exercise their right to require the Company to purchase Notes, if such purchase constitutes a "tender offer" for purposes of Rule 14e-1 under the Exchange Act at that time, the Company shall comply with the requirements of Rule 14e-1 as then in effect with respect to such purchase.

            SECTION 4.16  Limitation on Creation of
                          Subsidiaries.

            The Company shall not create or acquire, or permit any of its Subsidiaries to create or acquire, any Subsidiary other than (i) a Subsidiary existing as of the Issue Date, or (ii) a Subsidiary conducting a business similar or reasonably related, ancillary or incidental to the business of the Company and its Subsidiaries as conducted on the Issue Date.

            SECTION 4.17  Limitation on Preferred Stock of
                          Subsidiaries.

            The Company shall not permit any of its Subsidiaries to issue any Preferred Stock (except to the Company or a Subsidiary of the Company) or permit any Person (other than the Company or a Subsidiary of the Company) to hold any such Preferred Stock unless the Company or such Subsidiary would be entitled to incur or assume Indebtedness under Section 4.8 in the aggregate principal amount equal to the aggregate liquidation value of the Preferred Stock to be issued.

            SECTION 4.18  Limitation on Capital Stock of
                          Subsidiaries.

            The Company shall not (i) sell, pledge, hypothecate or otherwise convey or dispose of any Capital Stock of a Subsidiary of the Company or (ii) permit any Subsidiary to issue any Capital Stock, other than to the Company or a Wholly-Owned Subsidiary. The foregoing restrictions shall not apply to (i) an Asset Sale made in compliance with Section 4.13; (ii) the issuance of Preferred Stock in compliance with Section 4.17; or (iii) Liens securing Permitted Indebtedness or Ratio Indebtedness.

            SECTION 4.19  Limitation on Sale and Lease-Back
                          Transactions.

            The Company shall not, and shall not permit any of its Subsidiaries to, enter into any Sale and Lease-Back Transaction unless (i) the consideration received in such Sale and Lease-Back Transaction is at least equal to the fair market value of the property sold, as determined by the Board of Directors in good faith, and (ii) the Company could incur the Attributable Indebtedness in respect of such Sale and Lease-Back Transaction in compliance with Section 4.8.

            SECTION 4.20 Financing of Certain Acquisitions.

            The Company shall not, and shall not permit any of its Subsidiaries to, use either proceeds from Indebtedness incurred under the New Revolving Credit Facility or cash (whether alone, together or in combination with other Indebtedness) to finance acquisitions unless the amount of such Indebtedness or cash, as the case may be, could be incurred (in the case of cash, as if the amount of such cash were Indebtedness) as Ratio Indebtedness; provided, that this Section 4.20 shall be of no further force or effect at such time as the Company's actual EBITDA (without giving effect to any EBITDA generated by the acquired entities or assets subsequent to the acquisition thereof for acquisitions consummated after the Issue Date) for the last four quarters for which internal financial statements are available equals or exceeds $34.0 million as determined in good faith by the Board of Directors, as evidenced by a Board Resolution certified by an Officers' Certificate filed with the Trustee and accompanied by a certificate of the Chief Financial Officer of the Company to the effect that such actual EBITDA was calculated without giving effect to any EBITDA generated by the acquired entities or assets and that the resulting adjustments were reasonable in the circumstances; and provided, further, that this Section 4.20 shall not apply to cash constituting the Net Proceeds of an issuance by the Company of its Capital Stock (other than Disqualified Capital Stock) after the Issue Date.

            SECTION 4.21  Waiver of Stay, Extension or Usury Laws.

            The Company covenants (to the extent permitted by law) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or that may affect the covenants or the performance of this Indenture; and (to the extent permitted by law) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but (to the extent permitted by law) shall suffer and permit the execution of every such power as though no such law had been enacted.

            SECTION 4.22 Further Assurance to the Trustee.

            The Company and the Guarantor shall, upon request of the Trustee, execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the provisions of this Indenture.

            SECTION 4.23  Disbursement of Funds; Escrow Account.

            The Guarantor and the Company shall, on the Issue Date, enter into the Escrow Agreement and, pursuant thereto, shall place the Initial Escrow

Amount in the Escrow Account held by the Escrow Agent for the benefit of the Holders of the Notes and the Trustee (in its capacity as such).

            SECTION 4.24 Payments for Consent.

            The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, pay or cause to be paid any consideration whether by way of interest, fee or otherwise, to any Noteholder for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Notes unless such consideration is offered to be paid or agreed to be paid to all Noteholders which so consent, waive or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or agreement.

            SECTION 4.25  Guarantor.

            Until the Subsidiary Guarantee shall be released in accordance with the terms of Article X, (a) the Guarantor shall be a direct, Wholly-Owned Subsidiary of the Company, (b) neither the Company nor the Guarantor shall, directly or indirectly, amend, modify or change in any manner the certificate of incorporation of the Guarantor or its by-laws or enter into any agreement with respect to the Capital Stock of the Guarantor and
(c) the Company shall observe and abide by all of the terms and provisions of the Guarantor's certificate of incorporation (including, without limitation, the restrictions on the Guarantor's activities) and by-laws and shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, through any action or inaction, cause or permit any violation of any terms or provisions of the Guarantor's certificate of incorporation and by-laws.

                                ARTICLE V

                          SUCCESSOR CORPORATION

            SECTION 5.1  Merger, Consolidation or Sale of
                         Assets.

            The Company shall not consolidate with, merge with or into, or transfer all or substantially all of its assets (as an entirety or substantially as an entirety in one transaction or a series of related transactions), to any Person, and the Company shall not permit any Subsidiary to enter into any such transaction or series of related transactions if such transaction or series of related transactions would result in a transfer of all or substantially all of the assets of the Company and its Subsidiaries, taken as a whole, to another Person, unless: (i) the Company or such Subsidiary, as the case may be, shall be the continuing Person, or the Person (if other than the Company or such Subsidiary) formed by such consolidation or into which the Company or such Subsidiary, as the case may be, is merged or to which the properties and assets of the Company or such Subsidiary, as the case may be, are transferred shall be a corporation, partnership, limited liability company, joint-stock company or business trust organized and existing under the laws of the United States or any State thereof or the District of Columbia and shall expressly assume, by a supplemental indenture, executed and delivered to the Trustee, in form satisfactory to the Trustee, all of the obligations of the Company or such Subsidiary, as the case may be, under the Notes and this Indenture, and the obligations under the Notes and this Indenture shall remain in full force and effect; provided, that at any time the Company or its successor is a partnership, limited liability company, joint-stock company or business trust, there shall be a co-issuer of the Notes that is a corporation;
(ii) immediately before and immediately after giving effect to such transaction and the assumption contemplated by clause (i) above (including, without limitation, giving effect to any Indebtedness and Acquired Indebtedness incurred or anticipated to be incurred and any Lien granted in connection with the transaction), no Default or Event of Default shall have occurred and be continuing; and (iii) immediately after giving effect to such transaction and the assumption contemplated by clause (i) above (including, without limitation, giving effect to any Indebtedness and Acquired Indebtedness incurred or anticipated to be incurred in connection with the transaction), the Company or the continuing Person, as the case may be, could incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to Section 4.8.

            Notwithstanding clause (ii) above, the Company may merge with an Affiliate incorporated for the purpose of reincorporating the Company in another jurisdiction to realize tax or other benefits.

            In connection with any consolidation, merger or transfer of assets contemplated by this provision, the Company shall deliver, or cause to be delivered, to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and the supplemental indenture in respect thereto comply with this provision and that all conditions precedent herein provided for relating to such transaction or transactions have been complied with.

            SECTION 5.2  Successor Entity Substituted.

            Upon any consolidation, combination, merger or any transfer of all or substantially all of the assets of the Company in accordance with Section 5.1, the surviving entity formed by such consolidation or combination or into which the Company is merged or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such surviving entity had been named as the Company herein, and thereafter, the predecessor company (except in the case of a lease) shall be released from all obligations and covenants under this Indenture and the Notes.

                               ARTICLE VI

                          DEFAULT AND REMEDIES

            SECTION 6.1 Events of Default.

            (a)   Each of the following constitutes an "Event of Default":

            (i) default in payment of any principal of, or premium, if any, on the Notes;

            (ii) default for 30 days in payment of any interest, including Additional Interest, if any, on the Notes;

           (iii) default by the Company in the observance or performance of any other covenant in the Notes, this Indenture or the Escrow Agreement for 60 days after written notice from the Trustee or the Holders of not less than 25% in aggregate principal amount of the Notes then outstanding;

            (iv) default in the payment at final maturity of principal in an aggregate amount of $5.0 million or more with respect to any Indebtedness of the Company or any of its Subsidiaries which default shall not be cured, waived or postponed pursuant to an agreement with the holders of such Indebtedness within 60 days after written notice by the Trustee or any Holder, or the acceleration of any such Indebtedness aggregating $5.0 million or more which acceleration shall not be rescinded or annulled within 20 days after written notice to the Company by the Trustee or any Holder;

             (v) any final judgment or judgments which can no longer be appealed for the payment of money in excess of $5.0 million (which are not paid or covered by third party insurance by financially sound insurers that have not disclaimed coverage) shall be rendered against the Company or any of its Subsidiaries thereof, and shall not be discharged for any period of 60 consecutive days during which a stay of enforcement shall not be in effect;

            (vi) the Company or any Significant Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

                  (A) commences a voluntary case or proceeding or otherwise
            files a petition in bankruptcy or answer or consent seeking reorganization or relief,

                  (B) consents to the entry of a Bankruptcy Order for relief against it in an involuntary case or proceeding,

                  (C) consents to the appointment of a Custodian of it or for all or substantially all of its property,

                  (D) makes a general assignment for the benefit of its
            creditors or files a proposal or scheme of arrangement involving the rescheduling or composition of its indebtedness,

                  (E)   consents to the filing against it of a
            petition in bankruptcy or the appointment of or taking possession by a Custodian, or

                  (F) shall generally not pay its debts when such debts become due or shall admit in writing its inability to pay its debts generally;

           (vii) a court of competent jurisdiction enters a Bankruptcy Order under any Bankruptcy Law that:

                  (A) is for relief against the Company or any Significant Subsidiary in an involuntary case or proceeding,

                  (B) appoints a Custodian of the Company or any Significant Subsidiary for all or substantially all of its properties, or

                  (C) orders the liquidation of the Company or any Significant Subsidiary,

      and in each case the order or decree remains unstayed and in effect for 60 days;

          (viii) repudiation by the Company of its obligations under the Escrow Agreement for any reason; and

            (ix) repudiation by the Guarantor of its obligations under, or the unenforceability of, the Subsidiary Guarantee.

            (b) For purposes of this Article VI: the term "Custodian" means any receiver, interim receiver, receiver and manager, trustee, assignee, liquidator, sequestrator or similar official charged with maintaining possession or control over property for one or more creditors, whether under any Bankruptcy Law or otherwise. The term "Bankruptcy Order" means any court order made in a proceeding pursuant to or within the meaning of any Bankruptcy Law, containing an adjudication of bankruptcy or insolvency, or providing for liquidation, winding up, dissolution or reorganization, or appointing a custodian of a debtor or of all or any substantial part of a debtor's property, or providing for the staying, arrangement, adjustment or composition of indebtedness or other relief of a debtor.

            (c) Subject to the provisions of Sections 7.1 and 7.2, the Trustee shall not be charged with knowledge of any Default, Event of Default, Change of Control or Asset Sale unless written notice thereof shall have been given to a Trust Officer at the corporate trust office of the Trustee by the Company or any other Person.

            SECTION 6.2  Acceleration.

            If an Event of Default (other than an Event of Default arising under Section 6.1(a)(vi) or (vii) with respect to the Company) shall have occurred and be continuing, then the Trustee or the Holders of not less than 25% in aggregate principal amount of the Notes then outstanding may declare to be immediately due and payable the entire principal amount of all the Notes then outstanding plus accrued interest to the date of acceleration; provided, however, that after such acceleration but before a judgment or decree based on acceleration is obtained by the Trustee, the Holders of a majority in aggregate principal amount of outstanding Notes may rescind and annul such acceleration if all Events of Default, other than nonpayment of accelerated principal, premium or interest that has become due solely because of the acceleration, have been cured or waived as provided in this Indenture and if the rescission would not conflict with any judgment or decree. In case an Event of Default arising under Section 6.1(a)(vi) or (vii) shall occur with respect to the Company, the principal, premium and interest amount with respect to all of the Notes shall be due and payable immediately without any declaration or other act on the part of the Trustee or the Holders of the Notes.

            SECTION 6.3 Other Remedies.

            If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of or interest on the Notes or to enforce the performance of any provision of the Notes or this Indenture.

            All rights of action and claims under this Indenture or the Notes may be enforced by the Trustee even if the Trustee does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Noteholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

            SECTION 6.4 Waiver of Past Default.

            Subject to Sections 6.2, 6.7 and 9.2, the Holders of, in the aggregate, a majority in principal amount of the outstanding Notes, by notice to the Trustee, may waive an existing Default or Event of Default or compliance with any provision of this Indenture or the Notes. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

            SECTION 6.5 Control by Majority.

            The Holders of at least a majority in principal amount of the outstanding Notes may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it; provided, that the Trustee may refuse to follow any direction that (i) conflicts with law or this Indenture, (ii) the Trustee determines may be unduly prejudicial to the rights of another Noteholder, or
(iii) may involve the Trustee in personal liability unless the Trustee has indemnification satisfactory to it in its sole discretion against any loss or expense caused by its following such direction; and provided, further, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction.

            SECTION 6.6 Limitation on Suits.

            Subject to Section 6.7 below, a Noteholder may not pursue any remedy with respect to this Indenture or the Notes unless:

            (a) the Holder gives to the Trustee written notice of a continuing Event of Default;

            (b) the Holders of at least 25% in aggregate principal amount of the outstanding Notes make a written request to the Trustee to pursue a remedy;

            (c) such Holder or Holders offer and, if requested, provide to the Trustee indemnity reasonably satisfactory to the Trustee against any loss, liability or expense;

            (d) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, provision of indemnity; and

            (e) during such 60-day period the Holders of a majority in principal amount of the outstanding Notes do not give the Trustee a direction inconsistent with the request.

            The foregoing limitations shall not apply to a suit instituted by a Holder for the enforcement of the payment of principal of or accrued interest on the Notes on or after the respective due dates set forth or provided for in the Notes.

            A Noteholder may not use this Indenture to obtain a preference or priority over any other Noteholder.

            SECTION 6.7  Rights of Holders To Receive Payment.

            Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of and interest on a Note (including any Additional Interest), on or after the respective due dates expressed or provided for in the Note, or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of such Holder.

            SECTION 6.8 Collection Suit by Trustee.

            If an Event of Default specified in Section 6.1(a)(i) or (ii) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or any other obligor on the Notes for the whole amount of principal and accrued interest remaining unpaid, together with interest overdue on principal and, to the extent that payment of such interest is lawful, interest on overdue installments of interest, in each case at the interest rate borne by the Notes and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

            SECTION 6.9  Trustee May File Proofs of Claim.

            The Trustee shall be entitled and empowered to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Noteholders allowed in any judicial proceedings relative to the Company or the Subsidiaries of the Company (or any other obligor upon the Notes), its creditors or its property and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same, and any Custodian in any such judicial proceedings is hereby authorized by each Noteholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agent and counsel, and any other amounts due the Trustee under
Section 7.7. To the extent that payment of such reasonable compensation, expenses, disbursements, advances, counsel fees and other amounts out of the estate in any such proceeding shall be denied for any reason, payment of the same shall be secured by a lien on, and shall be paid out of, any and all distributions, dividends, monies, securities and other property which the Noteholders may be entitled to receive in such proceedings, whether in liquidation or under any plan of reorganization or arrangement or otherwise. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

            SECTION 6.10  Priorities.

            If the Trustee collects any money pursuant to this Article X, it shall pay out such money in the following order:

            FIRST:  to the Trustee for amounts due under
      Section 7.7;

            SECOND: to Holders for interest (including any Additional Interest) accrued on the Notes, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for interest;

            THIRD: to Holders for principal amounts owing under the Notes, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal; and

            FOURTH:  to the Company.

            The Trustee, upon prior written notice to the Company, may fix a record date and payment date for any payment to Noteholders pursuant to this
Section 6.10.

            SECTION 6.11 Undertaking for Costs.

            In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.7, or a suit by Holders of more than 10% in aggregate principal amount of the outstanding Notes.

            SECTION 6.12 Restoration of Rights and Remedies.

            If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every case, subject to any determination in such proceeding, the Company, the Guarantor, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                               ARTICLE VII

                                 TRUSTEE

            SECTION 7.1 Duties of Trustee.

            (a)   If an Event of Default actually known to a Trust
Officer of the Trustee has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

            (b) Except during the continuance of an Event of Default actually known to the Trustee:

             (i) The Trustee need perform only those duties as are specifically set forth in this Indenture and no others and no implied covenants or obligations shall be read into this Indenture against the Trustee.

            (ii) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine such certificates and opinions to determine whether or not they conform to the requirements of this Indenture but need not verify the contents thereof.

            (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

             (i) This paragraph does not limit the effect of paragraph (b) of this Section 7.1.

            (ii) In the absence of bad faith on its part, the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

           (iii) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.2, 6.4 or 6.5.

            (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            (e) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b), (c), (d), (f) and (g) of this Section 7.1.

            (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company or the Guarantor. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

            (g) The Trustee may refuse to perform any duty or exercise any right or power unless it is provided adequate funds to enable it to do so and it receives indemnity satisfactory to it in its sole discretion against any loss, liability, fee or expense.

            SECTION 7.2 Rights of Trustee.

            Subject to Section 7.1:

            (a) The Trustee may rely and shall be protected in acting or refraining from acting upon any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, upon reasonable prior notice to the Company, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney.

            (b) Before the Trustee acts or refrains from acting with respect to any matter contemplated by this Indenture, it may require an Officers' Certificate or an Opinion of Counsel, which shall conform to the provisions of Section 11.5. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion.

            (c) The Trustee may act through its attorneys and agents and shall not be responsible for the misconduct or negligence of any agent (other than the negligence or willful misconduct of an agent who is an employee of the Trustee) appointed with due care.

            (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers.

            (e) The Trustee may consult with counsel and the advice or opinion of such counsel as to matters of law shall be full and complete authorization and protection from liability in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

            (f) Subject to clause (a) of Section 7.1 hereof, the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any Holder pursuant to this Indenture, unless such Holder shall have offered to the Trustee security or indemnity satisfactory to it in its sole discretion against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

            SECTION 7.3 Individual Rights of Trustee.

            The Trustee in its individual capacity or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Company, or its Subsidiaries and Affiliates with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 7.10 and 7.11.

            SECTION 7.4 Trustee's Disclaimer.

            The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Company's use of the proceeds from the issuance of the Notes and it shall not be responsible for any statement of the Company in this Indenture or any document issued in connection with the sale of Notes or any statement in the Notes other than the Trustee's certificate of authentication.

            SECTION 7.5 Notice of Defaults.

            If a Default or an Event of Default with respect to the Notes occurs and is continuing and is known to the Trustee, the Trustee shall give notice of the Default or Event of Default within 90 days after the occurrence thereof to all Holders of Notes as their names and addresses appear on the Register unless in each case, such Default shall have been cured or waived before the mailing or publication of such notice. Except in the case of a Default or an Event of Default in payment of principal of or interest on any Note, the Trustee may withhold the notice to the Noteholders if a committee of its Trust Officers in good faith determines that withholding the notice is in the interest of Noteholders.

            SECTION 7.6 Reports by Trustee to Holders.

            To the extent required by TIA ss. 313(a), within 60 days after August 15 of each year commencing with 1997 and for as long as there are Notes outstanding hereunder, the Trustee shall mail to each Noteholder the Trustee's brief report dated as of such date that complies with TIA ss. 313(a). The Trustee also shall comply with TIA ss. 313(b) and TIA ss. 313(c) and (d).

            A copy of each report at the time of its mailing to Noteholders shall be filed by the Trustee with the SEC and each stock exchange, if any, on which the Notes are listed. The Company shall notify the Trustee when the Notes are listed on any stock exchange.

            SECTION 7.7 Compensation and Indemnity.

            The Company shall pay to the Trustee, the Paying Agent and the Registrar from time to time reasonable compensation for their respective services rendered hereunder as may be agreed in writing from time to time. The Trustee's, the Paying Agent's and the Registrar's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee, the Paying Agent and the Registrar upon request (after receipt by the Company of a reasonably detailed itemization of such expenses) for all reasonable out-of-pocket disbursements, expenses and advances (including reasonable fees and expenses of counsel) incurred or made by each of them in addition to the compensation for their respective services. Such expenses shall include the reasonable compensation, out-of-pocket disbursements and expenses of the Trustee's, the Paying Agent's and the Registrar's agents and counsel.

            The Company shall indemnify the Trustee, the Paying Agent and the Registrar for, and hold each of them harmless against, any claim, demand, expense (including but not limited to reasonable attorneys' fees and expenses), loss or liability incurred by each of them arising out of or in connection with the administration of this Indenture, the Notes or the Escrow Agreement and their respective duties hereunder or thereunder. Each of the Trustee, the Paying Agent and the Registrar shall notify the Company promptly of any claim asserted against it for which it may seek indemnity. However, failure by the Trustee, the Paying Agent or the Registrar to so notify the Company shall not relieve the Company of its obligations hereunder. The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee, the Paying Agent or the Registrar through the Trustee's, the Paying Agent's or the Registrar's, as the case may be, own willful misconduct, negligence or bad faith.

            To secure the Company's payment obligations in this Section 7.7 and in Section 6.9 (insofar as the Trustee is concerned), each of the Trustee, the Paying Agent and the Registrar shall have a lien prior to the Notes on all money or property held or collected by it, in its capacity as Trustee, Paying Agent or Registrar, as the case may be, except money or property held in trust to pay principal of or interest on particular Notes. Such lien and indemnity shall survive the satisfaction, discharge and termination of this Indenture, including any termination or rejection hereof under Bankruptcy Law.

            Subject to any other rights available to the Trustee, the Registrar and the Paying Agent under any Bankruptcy Law, when any of the Trustee, the Paying Agent and the Registrar incurs expenses or renders services after an Event of Default specified in Section 6.1(a)(vi) or (vii) with respect to the Company occurs, the parties hereto and the Noteholders, by acceptance of the Notes, hereby agree that the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

            SECTION 7.8 Replacement of Trustee.

            The Trustee may resign at any time by so notifying the Company and the Guarantor in writing, such resignation to be effective upon the appointment of a successor Trustee. The Holders of a majority in principal amount of the outstanding Notes may remove the Trustee by so notifying the Trustee in writing and may appoint a successor Trustee with the Company's consent, which consent shall not be unreasonably withheld. The Company may remove the Trustee if:

            (a)   the Trustee fails to comply with Section 7.10;

            (b) the Trustee is adjudged a bankrupt or an insolvent;

            (c) a receiver or other public officer takes charge of the Trustee or its property; or

            (d)   the Trustee becomes incapable of acting.

            If the Trustee resigns or is removed or if a vacancy exists in the office of the Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Holders of a majority in principal amount of the Notes may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

            A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee (subject to the lien provided in Section 7.7), the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Noteholder.

            If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 25% in principal amount of the outstanding Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            If the Trustee fails to comply with Section 7.10, any Noteholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

            Notwithstanding replacement of the Trustee pursuant to this Section 7.8, the Company's obligations under Section 7.7 shall continue for the benefit of the retiring Trustee.

            SECTION 7.9  Successor Trustee by Merger, Etc.

            If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation or national banking association, the resulting, surviving or transferee corporation or national banking association without any further act shall be the successor Trustee provided such corporation shall be otherwise qualified and eligible under this Article VII.

            SECTION 7.10 Eligibility; Disqualification.

            This Indenture shall always have a Trustee who satisfies the requirements of TIA ss. 310(a)(1) and (2). The Trustee shall have a combined capital and surplus of at least $50.0 million as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA ss. 310(b) subject to its rights to apply for a stay of its duty to resign under the penultimate paragraph of TIA ss. 310(b); provided, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding if the requirements for such exclusion set forth in TIA ss. 310(b)(1) are met. The provisions of TIA ss. 310 shall refer to the Company as obligor in respect of the Notes.

            SECTION 7.11  Preferential Collection
                          of Claims Against Company.

            The Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated therein. The provisions of TIA ss. 311 shall refer to the Company as obligor in respect of the Notes.

            SECTION 7.12 Paying Agents.

            The Company shall cause each Paying Agent other than the Trustee to execute and deliver to it and the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 7.12:

            (a) that it shall hold all sums held by it as agent for the payment of principal of, or premium, if any, or interest on, the Notes (whether such sums have been paid to it by the Company or by any obligor on the Notes) in trust for the benefit of Noteholders or the Trustee;

            (b) that it shall at any time during the continuance of any Event of Default, upon written request from the Trustee, deliver to the Trustee all sums so held in trust by it together with a full accounting thereof; and

            (c) that it shall give the Trustee written notice within three (3) Business Days of any failure of the Company (or by any obligor on the Notes) in the payment of any installment of the principal of, premium, if any, or interest on, the Notes when the same shall be due and payable.

                              ARTICLE VIII

                   DISCHARGE OF INDENTURE; DEFEASANCE

            SECTION 8.1 Termination of Company's Obligations.

            The Company may terminate its obligations under the Notes and this Indenture if all Notes previously authenticated and delivered (other than destroyed, lost or stolen Notes which have been replaced or paid) have been delivered to the Trustee for cancellation and the Company has paid all sums payable by it hereunder, or if:

            (a) pursuant to Article III, the Company shall have given notice to the Trustee and mailed a notice of redemption to each Holder of the redemption of all of the Notes under arrangements satisfactory to the Trustee for the giving of such notice; and

            (b) the Company shall have irrevocably deposited or caused to be deposited with the Trustee or a trustee satisfactory to the Trustee, under the terms of an irrevocable trust agreement in form and substance satisfactory to the Trustee, as trust funds in trust solely for the benefit of the Holders for that purpose, United States dollars sufficient or direct non-callable obligations of, or non-callable obligations guaranteed by, the United States of America for the payment of which guarantee or obligation the full faith and credit of the United States is pledged ("U.S. Government Obligations") maturing as to principal and interest in such amounts and at such times as are sufficient, without consideration of any reinvestment of such principal or interest or a combination thereof sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certificate thereof delivered to the Trustee, to pay when due principal of, premium, if any, and interest and Additional Interest, if any, on the outstanding Notes to redemption, provided that the Trustee shall have been irrevocably instructed to apply such United States dollars or the proceeds of such U.S. Government Obligations to the payment of said principal and interest with respect to the Notes; and

            (c) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent providing for the termination of the Company's obligations under the Notes and this Indenture have been complied with.

            After such delivery or irrevocable deposit the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under the Notes and this Indenture except for those surviving obligations specified below.

            Notwithstanding the foregoing paragraph, (i) the Company's obligations in Sections 2.3, 2.4, 2.5, 2.6, 2.7, 2.8, 2.9, 4.2, 7.7, 7.8, 8.3,
8.4 and 8.5 and (ii) the rights, powers, trusts, duties and immunities of the Trustee hereunder shall survive until the Notes are no longer outstanding. After the Notes are no longer outstanding, the Company's obligations in Sections 7.7,
8.4 and 8.5 shall survive.

            SECTION 8.2  Legal Defeasance and Covenant
                         Defeasance.

            (a) The Company may, at its option by Board Resolution, at any time, with respect to the Notes, elect to have either paragraph (b) or paragraph (c) below be applied to the outstanding Notes upon compliance with the conditions set forth in paragraph (d).

            (b) Upon the Company's exercise under paragraph (a) of the option applicable to this paragraph (b), the Company shall be deemed to have been released and discharged from its obligations with respect to the outstanding Notes on the date the conditions set forth below are satisfied (hereinafter, "legal defeasance"). For this purpose, such legal defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the outstanding Notes, which shall thereafter be deemed to be "outstanding" only for the purposes of paragraph (e) below and the other Sections of and matters under this Indenture referred to in (i) and (ii) below, and to have satisfied all its other obligations under such Notes and this Indenture insofar as such Notes are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of outstanding Notes to receive solely from the trust fund described in paragraph (d) below and as more fully set forth in such paragraph, payments in respect of the principal of, premium, if any, and interest on such Notes when such payments are due, (ii) the Company's obligations with respect to such Notes under Sections 2.3, 2.4, 2.6, 2.7, 2.8 and 4.2, (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (iv) this Section 8.2 and Sections 8.3, 8.4 and 8.5. Subject to compliance with this Section 8.2, the Company may exercise its option under this paragraph (b) notwithstanding the prior exercise of its option under paragraph
(c) below with respect to the Notes.

            (c) Upon the Company's exercise under paragraph (a) of the option applicable to this paragraph (c), the Company shall be released and discharged from its obligations under any covenant contained in Article V and in Sections
4.5 and 4.7 through 4.20 (except for obligations mandated by the TIA) and
Section 4.23 with respect to the outstanding Notes on and after the date the conditions set forth below are satisfied (hereinafter, "covenant defeasance"), and the Notes shall thereafter be deemed to be not "outstanding" for the purpose of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to the outstanding Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.1(a)(iii), but, except as specified above, the remainder of this Indenture and such Notes shall be unaffected thereby.

            (d) The following shall be the conditions to application of either paragraph (b) or paragraph (c) above to the outstanding Notes:

             (i) the Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 7.10 who shall agree to comply with the provisions of this
      Section 8.2 applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Notes, (x) United States dollars in an amount or (y) U.S. Government Obligations maturing as to principal, premium, if any, and interest in such amounts of money and at such times as are sufficient without consideration of any reinvestment of such principal, premium or interest, or (z) a combination thereof, sufficient, in the opinion of a nationally-recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, when due, principal of, premium, if any, on the outstanding Notes on or before the Maturity Date or Redemption Date or otherwise in accordance with the terms of this Indenture and of such Notes; provided, that the Trustee (or other qualifying trustee) shall have received an irrevocable written order from the Company instructing the Trustee (or other qualifying trustee) to apply such United States dollars or the proceeds of such U.S. Government Obligations to said payments with respect to the Notes;

            (ii) no Default or Event of Default or event which with notice or lapse of time or both would become a Default with respect to the Notes shall have occurred and be continuing on the date of such deposit or, insofar as Sections 6.1(a)(vi) and (vii) are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

           (iii) such legal defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a Default under, this Indenture or any other agreement or instrument to which the Company is a party or by which it is bound;

            (iv) in the case of an election under paragraph (b) above, the Company shall have delivered to the Trustee an Opinion of Counsel in the United States stating that (x) neither the trust nor the Trustee will be required to register as an investment company under the Investment Company Act of 1940, as amended, (y) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (z) since the Issue Date, there has been a change in the applicable United States Federal income tax law, in each case to the effect that, and based thereon such opinion shall confirm that, the Holders of the outstanding Notes will not recognize income, gain or loss for United States Federal income tax purposes as a result of such legal defeasance and will be subject to United States Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such legal defeasance had not occurred;

             (v) in the case of an election under paragraph (c) above, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the outstanding Notes will not recognize income, gain or loss for United States Federal income tax purposes as a result of such covenant defeasance and will be subject to United States Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred;

            (vi) the Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit made by the Company pursuant to its election under paragraph (b) or (c) of this Section 8.2 was not made by the Company with the intent of preferring the Holders over other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding creditors of the Company or others;

           (vii) in the case of an election under either paragraph (b) or (c) above, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that (x) the trust funds will not be subject to any rights of any other holders of Indebtedness of the Company, and (y) at the end of the sixth month following the deposit, the trust funds will not be subject to the effect of any applicable Bankruptcy Law; and

          (viii) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel (to the extent matters of law are involved), each stating that all conditions precedent herein provided for relating to either the legal defeasance under paragraph (b) above or the covenant defeasance under paragraph (c) above, as the case may be, have been complied with and (y) if any other Indebtedness of the Company shall then be outstanding or committed, such legal defeasance or covenant defeasance will not violate the provisions of the agreements or instruments evidencing such Indebtedness.

            (e) All United States dollars and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee (or other qualifying trustee, collectively for purposes of this paragraph (e), the "Trustee") pursuant to paragraph (d) above in respect of the outstanding Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the Holders of such Notes of all sums due and to become due thereon in respect of principal and interest, but such money need not be segregated from other funds except to the extent required by law.

            The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the United States dollars or U.S. Government Obligations deposited pursuant to paragraph (d) above or the principal, premium, if any, and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Notes.

            Anything in this Section 8.2 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon the request, in writing, by the Company any money or U.S. Government Obligations held by it as provided in paragraph (d) above which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent legal defeasance or covenant defeasance.

            SECTION 8.3 Application of Trust Money.

            The Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Sections 8.1 and 8.2, and shall apply the deposited money and the money from U.S. Government Obligations in accordance with this Indenture to the payment of principal of, premium, if any, and interest on the Notes. The Trustee shall be under no obligation to invest such trust money or U.S. Government Obligations except as it may agree with the Company in writing. The Trustee shall not be liable for any losses incurred in connection with such investments.

            SECTION 8.4 Repayment to Company.

            Subject to Sections 7.7, 8.1 and 8.2, the Trustee and the Paying Agent shall promptly pay to the Company, upon receipt by the Trustee and the Paying Agent of an Officers' Certificate stating the amount to which the Company is entitled, any excess money, determined in accordance with Section 8.2(e), held by it at any time. The Trustee and the Paying Agent shall pay to the Company upon receipt by the Trustee or the Paying Agent, as the case may be, of an Officers' Certificate stating the amount to which the Company is entitled, any money held by it for the payment of principal, premium, if any, or interest that remains unclaimed for two years after payment to the Holders is required; provided, however, that the Trustee and the Paying Agent before being required to make any payment may, but need not, at the expense of the Company in respect of the Notes, mail by first-class mail to each Holder of a Note entitled to such money at such Holder's address as set forth on the Register. After payment to the Company, Noteholders entitled to money must look solely to the Company for payment as general creditors unless an applicable abandoned property law designates another Person, and all liability of the Trustee or Paying Agent with respect to such money shall thereupon cease.

            SECTION 8.5  Reinstatement.

            With respect to the circumstances referred to in Section 8.1 and 8.2, if the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with this Indenture by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then and only then the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had been made pursuant to this Indenture until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with this Indenture; provided, that if the Company has made any payment of principal of, premium, if any, or interest on any Notes because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

            SECTION 8.6  Moneys Held by Paying Agent.

            In connection with the satisfaction and discharge of this Indenture, all moneys then held by any Paying Agent under the provisions of this Indenture shall, upon demand of the Company, be paid to the Trustee, or if sufficient moneys have been deposited pursuant to Section 8.2(d) hereof, to the Company, and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

            SECTION 8.7 Moneys Held by Trustee.

            Any moneys deposited with the Trustee or any Paying Agent or then held by the Company in trust for the payment of the principal of, or premium, if any, or interest on any Note that are not applied but remain unclaimed by the Holder of such Note for two years after the date upon which the principal of, or premium, if any, or interest on such Note shall have respectively become due and payable shall be repaid to the Company upon Company Request, or if such moneys are then held by the Company in trust, such moneys shall be released from such trust; and the Holder of such Note entitled to receive such payment shall thereafter, as an unsecured general creditor, look only to the Company for the payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Trustee or any such Paying Agent, before being required to make any such repayment, may, at the expense of the Company either mail to each Holder affected, at the address shown in the register of the Notes maintained by the Registrar pursuant to Section 2.4 hereof, or cause to be published once a week for two successive weeks, in a newspaper published in the English language, customarily published each Business Day and of general circulation in The City of New York, New York, a notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing or publication, any unclaimed balance of such moneys then remaining will be repaid to the Company. After payment to the Company or the release of any money held in trust by the Company, Holders entitled to the money must look only to the Company for payment as general creditors unless applicable abandoned property law designates another person.

                               ARTICLE IX

                   AMENDMENTS, SUPPLEMENTS AND WAIVERS

            SECTION 9.1 Without Consent of Holders.

            The Company and the Guarantor, when authorized by a Board Resolution of each of them, and the Trustee may amend, waive or supplement this Indenture, the Notes and the Escrow Agreement without notice to or consent of any
Noteholder:

            (a) to cure any ambiguity, defect or inconsistency, provided that such amendment or supplement does not materially and adversely affect the rights of any Holder;

            (b) to provide for uncertificated Notes in addition to or in place of certificated Notes;

            (c)   to comply with any requirements of the SEC under the TIA;

            (d) to evidence the succession in accordance with Article V hereof of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Notes;

            (e) to evidence and provide for the acceptance of appointment hereunder by a separate or successor Trustee with respect to the Notes;

            (f) to enable the Trustee to retain a first priority perfected security interest in the Collateral at such time as the Temporary Cash Investments in the Escrow Account include the type of obligations or securities provided for in clause (i) of the definition of Temporary Cash Investments; or

            (g) to make any change that does not materially and adversely affect the rights of any Holder.

            SECTION 9.2 With Consent of Holders.

            Subject to Section 6.7 and the provisions of this Section 9.2, the Company and the Guarantor, when authorized by a Board Resolution of each of them, and the Trustee may amend or supplement this Indenture, the Notes or the Escrow Agreement in any respect with the written consent of the Holders of not less than a majority in aggregate principal amount of the Notes then outstanding. Subject to Section 6.7 and the provisions of this Section 9.2, the Holders of, in the aggregate, at least a majority in aggregate principal amount of the outstanding Notes affected may waive compliance by the Company or the Guarantor with any provision of this Indenture, the Notes or the Escrow Agreement without notice to any other Noteholder.

            Notwithstanding the foregoing, without the consent of each Noteholder affected, an amendment, supplement or waiver, including a waiver pursuant to Section 6.4, may not:

            (a) reduce the amount of Notes the Holders of which must consent to an amendment, supplement or waiver of any provision of this Indenture or the Notes;

            (b) reduce the rate of, change the method of calculation of, or change the time for, payment of interest on any Note;

            (c) reduce the principal of or premium on or change the stated maturity of any Note;

            (d) make any Note payable in money other than that stated in the Note or change the place of payment from New York, New York;

            (e) change the amount or time of any payment required by the Notes or reduce the premium payable upon any redemption of the Notes, or change the time before which no such redemption may be made;

            (f) waive a default in the payment of the principal of, interest (including any Additional Interest) on, redemption payment or an offer to purchase required hereunder with respect to, any Note;

            (g) amend, alter, change or modify the obligation of the Company to make and consummate a Change of Control Offer in the event of a Change of Control or make and consummate an Available Proceeds Offer after such obligation has arisen, or waive any of the provisions or definitions with respect to any such offers;

            (h) affect the ranking of the Notes in a manner adverse to the Holders;

            (i) make any change that would result in the Company being required to make any withholding or deduction from payments made under or with respect to the Notes;

            (j) impair the right to institute suit for the enforcement of any payment on or with respect to the Notes;

            (k) directly or indirectly release Liens on all or substantially all of the Collateral except as permitted by the Escrow Agreement; or

            (l)   modify this Section 9.2 or Section 6.4.

            It shall not be necessary for the consent of the Holders under this
Section 9.2 to approve the particular form of any proposed amendment, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.
            After an amendment or waiver under Section 9.1 or this Section 9.2 becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing the amendment or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment or waiver.

            Promptly after the execution by the Company, the Guarantor and the Trustee of any supplemental indenture pursuant to the provisions of this Section 9.2, the Trustee shall give notice thereof, at the expense of the Company, to the Holders of then outstanding Notes, by mailing a notice thereof by first-class mail to such Holders at their addresses as they shall appear on the books of the Registrar.

            SECTION 9.3  Compliance with Trust Indenture Act.

            Every amendment to or supplement of this Indenture or the Notes shall comply with the TIA as then in effect.

            SECTION 9.4  Revocation and Effect of Amendments and Consents.

            Until an amendment or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of that Note or portion of that Note that evidences the same debt as the consenting Holder's Note, even if notation of the consent is not made on any Note. Prior to becoming effective, however, any such Holder or subsequent Holder may revoke the consent as to his Note or portion of a Note. Such revocation shall be effective only if the Trustee receives the written notice of revocation before the date the amendment, supplement or waiver becomes effective. Notwithstanding the above, nothing in this paragraph shall impair the right of any Noteholder under ss. 316(b) of the TIA.

            The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders of Notes entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then notwithstanding the second and third sentences of the immediately preceding paragraph, those Persons who were Holders of Notes at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders of Registered Notes after such record date. Such consent shall be effective only for actions taken within 90 days after such record date.

            After an amendment, supplement or waiver becomes effective, it shall bind every Noteholder (and every subsequent Noteholder), unless it makes a change described in any of clauses (a) through (l) of Section 9.2; if it makes such a change, the amendment, supplement or waiver shall bind every Holder consenting thereto and every subsequent Holder of a Note or portion of a Note that evidences the same debt as the consenting Holder's Note.

            SECTION 9.5 Notation on or Exchange of Notes.

            If an amendment, supplement or waiver changes the terms of a Note, the Trustee shall (in accordance with the specific written direction of the Company and at the expense of the Company) request the Holder of the Note to deliver it to the Trustee. The Trustee shall (in accordance with the specific direction of the Company) place an appropriate notation on the Note about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Note shall issue and the Trustee shall authenticate a new Note that reflects the changed terms. Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such amendment, supplement or waiver.

            SECTION 9.6  Trustee To Sign Amendments, Etc.

            The Trustee shall sign any amendment, supplement or waiver authorized pursuant to this Article IX if the amendment, supplement or waiver does not adversely affect the rights, duties or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing any amendment, supplement or waiver, the Trustee shall be entitled to receive, if requested, an indemnity satisfactory to it in its sole discretion and to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of any amendment, supplement or waiver authorized pursuant to this
Article IX is authorized or permitted by this Indenture and is a legal valid and binding obligation of the Company enforceable against the Company, in accordance with its terms (subject to customary exceptions). Neither the Company nor the Guarantor may sign an amendment until their respective Boards of Directors approves it.

                                ARTICLE X

               GUARANTEE OF NOTES; COLLATERAL AND SECURITY


            SECTION 10.1  Guarantee.

            Subject to the provisions of this Article X, the Guarantor hereby unconditionally guarantees to each Holder and to the Trustee (i) the due and punctual payment of the principal of, and premium, if any, and interest on each Note, when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest (including Additional Interest) on the overdue principal of, and premium, if any, and interest on the Notes, to the extent lawful, and the due and punctual performance of all other Obligations of the Company to the Holders or the Trustee, all in accordance with the terms of such Note and this Indenture, and
(ii) in the case of any extension of time of payment or renewal of any Notes or any of such other Obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, at stated maturity, by acceleration or otherwise. The Guarantor hereby agrees that its obligations hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of any such Note or this Indenture, any failure to enforce the provisions of any such Note or this Indenture, any waiver, modification or indulgence granted to the Company with respect thereto by the Holder of such Note or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or the Guarantor. Without limiting the foregoing, the Guarantor agrees that it shall be liable for the payment of interest on the Notes in accordance with this Indenture notwithstanding the suspension of the accrual of such interest against the Company during a proceeding with respect to the Company under a Bankruptcy Law.

            The Guarantor hereby waives diligence, presentment, demand for payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to any such Note or the Indebtedness evidenced thereby and all demands whatsoever, and covenants that this Subsidiary Guarantee will not be discharged as to any such Note except either (a) by payment in full of the principal thereof, premium if any, and interest thereon and as provided in Section 8.1 hereof or (b) by the application of the entire proceeds of the Escrow Account to the satisfaction of the Guarantor's obligations under this Indenture by the payment of such proceeds to or for the benefit of the Trustee or the Noteholders. The Guarantor further agrees that, as between the Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (i) the maturity of the Obligations guaranteed hereby may be accelerated as provided in
Article VI hereof for the purposes of this Subsidiary Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Obligations guaranteed hereby, and (ii) in the event of any declaration of acceleration of such Obligations as provided in Article VI hereof, such Obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantor for the purpose of this Subsidiary Guarantee. In addition, without limiting the foregoing provisions, upon the effectiveness of an acceleration under Article VI hereof, the Trustee shall promptly make a demand for payment on the Notes under the Subsidiary Guarantee provided for in this Article X and not discharged.

            The Subsidiary Guarantee set forth in this Section 10.1 shall not be valid or become obligatory for any purpose with respect to a Note until the certificate of authentication on such Note shall have been signed by or on behalf of the Trustee by its manual signature.

            SECTION 10.2 Execution and Delivery of Guarantee.

            To evidence the Subsidiary Guarantee set forth in this Article X, the Guarantor hereby agrees that a notation of such Subsidiary Guarantee substantially in the form included in Exhibit G hereto shall be placed on each Note authenticated and made available for delivery by the Trustee and that this Subsidiary Guarantee shall be executed on behalf of the Guarantor by the manual or facsimile signature of an Officer of the Guarantor.

            The Guarantor hereby agrees that the Subsidiary Guarantee set forth in Section 10.1 shall remain in full force and effect notwithstanding any failure to execute on each Note a notation of such Subsidiary Guarantee.

            If an Officer of the Guarantor whose signature is on the Subsidiary Guarantee no longer holds that office at the time the Trustee authenticates the Note on which the Subsidiary Guarantee is executed, the Subsidiary Guarantee shall be valid nevertheless.

            The delivery of any Note by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Subsidiary Guarantee set forth in this Indenture on behalf of the Guarantor.

            SECTION 10.3 Limitation of Guarantee.

            Notwithstanding any other provision of this Article X or the Subsidiary Guarantee to the contrary, the obligations of the Guarantor under this Indenture are limited in amount to the value of the property held from time to time in the Escrow Account or proceeds of such property.

            SECTION 10.4 Release of Guarantor.

            The Guarantor shall be released from all of its obligations under the Subsidiary Guarantee when all funds in the Escrow Account have been properly disbursed, either to the Trustee or the Company, in accordance with the terms of the Escrow Agreement and, in such case, the Guarantor shall deliver to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to such transactions have been complied with.

            SECTION 10.5  Payments.

            So long as no Default or Event of Default has occurred and is continuing, the Guarantor shall pay to the Trustee for the benefit of the holders of the Notes, on each interest payment date on the Notes, an amount equal to the amount of interest then due on $79.0 million aggregate principal amount of the Notes (such amount, the "Interest Portion"); provided, that if less than $79.0 million aggregate principal amount of the Notes are outstanding, that portion of the Interest Portion representing the interest payment then due on the amount by which $79.0 million exceeds the outstanding aggregate principal of the Notes may be paid to the Company. Upon the occurrence and during the continuation of a Default or an Event of Default, the Guarantor shall pay the full amount of interest on the Notes at the regular, pre-default rate, as the same becomes due and payable, unless paid from another source. The proceeds of the Escrow Account shall be applied first to the payment of interest on the Notes so long as interest thereon is due or will become due under the Notes and shall be applied to principal or premium, if any, only in the event that interest is no longer due and will not become due (whether because the full principal amount of the Notes is to be repaid or otherwise).

            SECTION 10.6 Escrow Agreement.

            The obligations of the Guarantor under the Subsidiary Guarantee and the Indenture shall be secured as and to the extent provided in the Escrow Agreement which the Guarantor, the Escrow Agent and the Trustee have entered into simultaneously with the execution of this Indenture. Each Holder of Notes, by its acceptance thereof, consents and agrees to the terms of the Escrow Agreement (including, without limitation, the provisions providing for foreclosure and disbursement of Collateral) as the same may be in effect or may be amended from time to time in accordance with its terms and authorizes and directs the Escrow Agent and the Trustee to enter into the Escrow Agreement and to perform its obligations and exercise its rights thereunder in accordance therewith. The Guarantor shall deliver to the Trustee copies of the Escrow

Agreement, and shall do or cause to be done all such acts and things as may be necessary or proper, or as may be required by the provisions of the Escrow Agreement, to assure and confirm to the Trustee the security interest in the Collateral contemplated by the Escrow Agreement or any part thereof, as from time to time constituted, so as to render the same available for the security and benefit of this Indenture with respect to, and of, the obligations of the Guarantor under the Subsidiary Guarantee, according to the intent and purposes expressed in the Escrow Agreement. The Guarantor shall take any and all actions reasonably required to cause the Escrow Agreement to create and maintain (to the extent possible under applicable law), as security for the obligations of the Guarantor hereunder, a valid and enforceable perfected first priority Lien in and on all the Collateral, in favor of the Trustee for the benefit of the Holders of the Notes, superior to and prior to the rights of all third Persons and subject to no other Liens, subject to the rights of the Company to the release of such Collateral in the manner and to the full extent set forth in the Escrow Agreement.

            SECTION 10.7 Recording and Opinions.

            (a) The Guarantor shall furnish to the Trustee simultaneously with the execution and delivery of this Indenture an Opinion of Counsel either (i) stating that in the opinion of such counsel all action has been taken with respect to the recording, registering and filing of this Indenture, financing statements or other instruments necessary to make effective the Lien intended to be created by the Escrow Agreement, and reciting with respect to the security interests in the Collateral, the details of such action, or (ii) stating that, in the opinion of such counsel, no such action is necessary to make such Lien effective.

            (b) The Guarantor shall furnish to the Escrow Agent and the Trustee on February 15, 1998, and on each February 15 thereafter until the date upon which the balance of Available Funds (as defined in the Escrow Agreement) shall have been reduced to zero, an Opinion of Counsel, dated as of such date, either
(i) stating that (A) in the opinion of such counsel, action has been taken with respect to the recording, registering, filing, re-recording, re-registering and refiling of all supplemental indentures, financing statements, continuation statements or other instruments of further assurance as is necessary to maintain the Lien of the Escrow Agreement and reciting with respect to the security interests in the Collateral the details of such action or referring to prior

Opinions of Counsel in which such details are given and (B) based on relevant laws as in effect on the date of such Opinion of Counsel, all financing statements and continuation statements have been executed and filed that are necessary as of such date and during the succeeding 12 months fully to preserve and protect, to the extent such protection and preservation are possible by filing, the rights of the Holders of the Notes and the Trustee hereunder and under the Escrow Agreement with respect to the security interests in the Collateral or (ii) stating that, in the opinion of such counsel, no such action is necessary to maintain such Lien and assignment.

            SECTION 10.8 Release of Collateral.

            (a) Subject to subsections (b), (c) and (d) of this Section 10.8, Collateral may be released from the Lien and security interest created by the Escrow Agreement only in accordance with the provisions of the Escrow Agreement.

            (b) Except to the extent that any Lien on proceeds of Collateral is automatically released by operation of Section 9- 306 of the Uniform Commercial Code or other similar law, no Collateral shall be released from the Lien and security interest created by the Escrow Agreement pursuant to the provisions of the Escrow Agreement, other than pursuant to the terms thereof, unless there shall have been delivered to the Trustee the certificate required by Section 10.8(d) and Section 10.9.

            (c) At any time when an Event of Default shall have occurred and be continuing and the maturity of any Notes shall have been accelerated (whether by declaration or otherwise), no Collateral shall be released pursuant to the provisions of the Escrow Agreement, and no release of Collateral in contravention of this Section 10.8(c) shall be effective as against the Holders of the Notes, except for the disbursement of all Available Funds (as defined in the Escrow Agreement) to the Trustee pursuant to Section 6(b) of the Escrow Agreement.

            (d) The release of any Collateral from the Liens and security interests created by this Indenture and the Escrow Agreement shall not be deemed to impair the security under this Indenture in contravention of the provisions hereof if and to the extent the Collateral is released pursuant to the terms hereof or, subject to complying with the requirements of this Section 10.8, pursuant to the terms of the Escrow Agreement. To the extent applicable, the Guarantor shall cause TIA ss. 314(d) relating to the release of property or securities from the Lien and security interest of the Escrow Agreement to be complied with. Any certificate or opinion required by TIA ss. 314(d) may be made by an Officer of the Guarantor except in cases where TIA ss. 314(d) requires that such certificate or opinion be made by an independent Person, which Person shall be an independent engineer, appraiser or other expert selected or approved by the Trustee in the exercise of reasonable care.

            SECTION 10.9  Certificates of the Guarantor
                            and Opinion of Counsel.

            The Guarantor shall furnish to the Trustee, prior to any proposed release of Collateral other than pursuant to the express terms of the Escrow Agreement, (i) all documents required by Section 314(d) of the TIA and (ii) an Opinion of Counsel, which may be rendered by internal counsel to the Guarantor, to the effect that such accompanying documents constitute all documents required by Section 314(d) of the TIA. The Trustee may, to the extent permitted by Sections 7.1 and 7.2, accept as conclusive evidence of compliance with the foregoing provisions the appropriate statements contained in such documents and such Opinion of Counsel.

            SECTION 10.10  Authorization of Actions to Be
                             Taken by the Trustee Under
                             the Escrow Agreement.

            Subject to the provisions of Sections 7.1 and 7.2, the Trustee may, without the consent of the Holders of the Notes, on behalf of the Holders of the Notes, take all actions it deems necessary or appropriate in order to (a) enforce any of the terms of the Escrow Agreement and (b) collect and receive any and all amounts payable in respect of the Obligations of the Guarantor hereunder. The Trustee shall have the power to institute and maintain such suits and proceedings as it may deem expedient to prevent any impairment of the Collateral by any acts that may be unlawful or in violation of the Escrow Agreement or this Indenture, and such suits and proceedings as the Trustee may deem expedient to preserve or protect its interests and the interests of the Holders of the Notes in the Collateral (including power to institute and maintain suits or proceedings to restrain the enforcement of or compliance with any legislative or other governmental enactment, rule or order that may be unconstitutional or otherwise invalid if the enforcement of, or compliance with, such enactment, rule or order would impair the security interest hereunder or be prejudicial to the interests of the Holders of the Notes or of the Trustee).

            SECTION 10.11  Authorization of Receipt of
                             Funds by the Trustee Under
                             the Escrow Agreement.

            The Trustee is authorized to receive any funds for the benefit of the Holders of the Notes disbursed under the Escrow Agreement, and to make further distributions of such funds to the Holders of the Notes according to the provisions of this Indenture.

            SECTION 10.12 Termination of Security Interest.

            Upon the earliest to occur of (i) ten days following disbursement of all funds remaining in the Escrow Account (including Temporary Cash Investments), (ii) the payment in full of all obligations of the Company under this Indenture and the Notes, (iii) Legal Defeasance or Covenant Defeasance pursuant to Section 8.2, the Trustee shall, at the written request of the Company, release the Liens pursuant to this Indenture and the Escrow Agreement upon the Company's compliance with the provisions of the TIA pertaining to release of collateral.

                               ARTICLE XI

                              MISCELLANEOUS

            SECTION 11.1  Trust Indenture Act Controls.

            If and to the extent that any provision of this Indenture limits, qualifies, or conflicts with the duties imposed by, or with another provision (an "incorporated provision") included in this Indenture by operation of, Sections 310 to 318, inclusive, of the TIA, such imposed duties or incorporated provision shall control.

            SECTION 11.2  Notices.

            Except for notice or communication to a Holder, any notice or communication shall be deemed given if in writing and delivered in person, transmitted by telecopy, delivered by a reputable overnight carrier or mailed by first-class mail, addressed or transmitted, as the case may be, as follows, and received by the addressee:

            (a)   if to the Company:

                  RENAISSANCE COSMETICS, INC.
                  635 Madison Avenue
                  New York, New York  10022
                  Telecopier:  212-371-7868
                  Attention:  Thomas T.S. Kaung

            (b)   if to the Trustee:

                  UNITED STATES TRUST COMPANY OF NEW YORK
                  114 West 47th Street
                  New York, New York  10036-1532
                  Telecopier:  212-852-1625
                  Attention:  Corporate Trust Department

            Notice to the Company shall constitute notice to the Guarantor.

            The Company and the Trustee by notice to the other may designate additional or different addresses or telecopy transmission numbers for subsequent notices or communications.

            Any notice or communication mailed to a Holder of a Note, including any notice delivered in connection with TIA ss. 310(b), TIA ss. 313(c), TIA ss. 314(a) and TIA ss. 315(b), shall be mailed to him, first-class postage prepaid, at his address as it appears on the registration books of the Registrar and shall be deemed given to him if so mailed within the time prescribed.

            Failure to mail a notice or communication to a Noteholder or any defect in it shall not affect its sufficiency with respect to other Noteholders. Except for a notice to the Trustee or the Company, which is deemed given only when received, if a notice or communication is sent in the manner provided above, it is duly given, whether or not the addressee receives it.

            In case by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impossible to mail any notice as required by this Indenture, then such method of notification as shall be made with the approval of the Trustee shall constitute a sufficient mailing of such notice.

            SECTION 11.3  Communications by Holders with Other
                            Holders.

            Noteholders may communicate pursuant to TIA ss. 312(b) with other Noteholders with respect to their rights under this Indenture or the Notes. The Company, the Guarantor, the Trustee, the Registrar and any other Person shall have the protection of TIA ss. 312(c).

            SECTION 11.4  Certificate and Opinion of Counsel
                            as to Conditions Precedent.

            Upon any request or application by the Company to the Trustee or the Escrow Agent to take any action under this Indenture, the Company, shall furnish to the Trustee or the Escrow Agent, as the case may be, (a) an Officers' Certificate in form and substance satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture and the Escrow Agreement relating to the proposed action have been complied with, (b) an Opinion of Counsel in form and substance satisfactory to the Trustee stating that, in the opinion of counsel, all such conditions have been complied with and (c) where applicable, a certificate or opinion by an accountant that complies with TIA ss. 314(c).

            SECTION 11.5  Statements Required in Certificate
                            and Opinion of Counsel.

            Each certificate and Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture and the Escrow Agreement shall include:

            (a)   a statement that the Person making such
      certificate or Opinion of Counsel has read such covenant or condition;

            (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements contained in such certificate or Opinion of Counsel are based;

            (c) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with.

            In giving such Opinion of Counsel, counsel may rely as to factual matters on an Officer's Certificate or on certificates of public officials.

            SECTION 11.6  Rules by Trustee, Paying Agent,
                            Registrar.

            The Trustee may make reasonable rules in accordance with the Trustee's customary practices for action by or at a meeting of Noteholders. The Paying Agent or Registrar may make reasonable rules for its functions.

            SECTION 11.7 Legal Holidays.

            If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

            SECTION 11.8 Governing Law.

            The internal laws of the State of New York shall govern this Indenture and the Notes without giving effect to principles of conflicts of laws. The Trustee, the Company, the Guarantor and the Holders agree to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Indenture or the Notes.

            SECTION 11.9  No Recourse Against Others.

            A trustee, director, officer, employee, stockholder or incorporator, as such, of the Company or the Guarantor shall not have any liability for any obligations of the Company under the Notes, this Indenture or any Notes or for any claim based on, in respect of or by reason of such obligations or their creation, either directly or through the Company or any successor Person or by virtue of any statute or other rule of law. Each Noteholder by accepting a Note waives and releases all such liability.

            SECTION 11.10  Successors.

            All agreements of the Company in this Indenture, the Notes and the Escrow Agreement shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

            SECTION 11.11 Duplicate Originals.

            The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

            SECTION 11.12  Separability.

            In case any provision in this Indenture, the Notes or the Escrow Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim therefor against any party hereto.

            SECTION 11.13  No Adverse Interpretation
                              of Other Agreements.

            This Indenture may not be used to interpret another indenture, loan, security or debt agreement of the Company or any Subsidiary thereof. No such indenture, loan, security or debt agreement may be used to interpret this Indenture.

            SECTION 11.14  Table of Contents, Headings, Etc.

            The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, and are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

            IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the date first written above.

                                        RENAISSANCE COSMETICS, INC.,
                                                as issuer


                                        By: /s/ Thomas Kaung
                                            -----------------------------------
                                            Name: Thomas Kaung
                                            Title: Chief Financial Officer


ATTEST:

/s/ John R. Jackson
--------------------------
Name: John R. Jackson
Title: Vice President, General Counsel


                                        RENAISSANCE GUARANTOR, INC.,
                                                as guarantor


                                        By: /s/ Thomas Kaung
                                            -----------------------------------
                                            Name: Thomas Kaung
                                            Title: Chief Financial Officer

ATTEST:

/s/ John R. Jackson
--------------------------
Name: John R. Jackson
Title: Vice President, General Counsel

                                            UNITED STATES TRUST COMPANY OF
                                              NEW YORK, as trustee


                                           By: /s/ Gerard F. Ganey
                                               -------------------------------
                                               Name: GERARD F. GANEY
                                               Title: SR VICE PRESIDENT

ATTEST:

/s/ Margaret M. Ciesmelewski
----------------------------------
Name:  Margaret M. Ciesmelewski
Title: Assistant Vice President

                                                                       EXHIBIT A



                             [FORM OF FACE OF NOTE]

                                CUSIP 759664-AG-0



                           RENAISSANCE COSMETICS, INC.

Number                                                               US$

                          11 3/4% SENIOR NOTE DUE 2004

            RENAISSANCE COSMETICS, INC., a Delaware corporation
(the "Company"), for value received, promises to pay to
or registered assigns the principal sum of $             United States dollars
on February 15, 2004.

Interest Payment Dates:  February 15 and August 15

Record Dates:  February 1 and August 1

            Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.

            IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officers.

                                    RENAISSANCE COSMETICS, INC.


                                    By:
                                       --------------------------------
                                       Title:


                                    By:
                                       --------------------------------
                                       Title:

Dated:

Certificate of Authentication

            This is one of the 11 3/4% Senior Notes due 2004 referred to in the within-mentioned Indenture.

                                    UNITED STATES TRUST COMPANY OF
                                      NEW YORK, as Trustee


                                    By:
                                       --------------------------------
                                            Authorized Signatory

                            [FORM OF REVERSE OF NOTE]

                           RENAISSANCE COSMETICS, INC.

                          11 3/4% SENIOR NOTE DUE 2004


      1. Interest. Renaissance Cosmetics, Inc., a Delaware corporation (the "Company"), promises to pay, until the principal hereof is paid or made available for payment, interest on the principal amount set forth on the face hereof at a rate of 11 3/4% per annum. Interest hereon will accrue from and including the most recent date to which interest has been paid or, if no interest has been paid, from and including February 7, 1997 to but excluding the date on which interest is paid. Interest shall be payable in arrears on each February 15 and August 15 commencing August 15, 1997. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on overdue principal and on overdue interest (to the full extent permitted by law) at a rate of 13 3/4% per annum.

      2. Method of Payment. The Company will pay interest hereon (except defaulted interest) to the Persons who are registered Holders at the close of business on February 1 or August 1 next preceding the interest payment date (whether or not a Business Day). Holders must surrender Notes to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. Interest may be paid by check mailed to the Holder entitled thereto at the address indicated on the register maintained by the Registrar for the Notes.

      3. Paying Agent and Registrar. Initially, United States Trust Company of New York (the "Trustee") will act as a Paying Agent and Registrar. The Company may change any Paying Agent or Registrar without notice. Neither the Company nor any of its Affiliates may act as Paying Agent or Registrar.

      4. Indenture. The Company issued the Notes under an Indenture dated as of February 7, 1997 (the "Indenture") among the Company (as defined in the Indenture) and the Trustee. This is one of the Notes of the Company issued under the Indenture. The terms of the Notes include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa-77bbbb), as amended from time to time. The Notes are subject to all such terms, and Holders are referred to the Indenture and such Act for a statement of them. Capitalized and certain other terms used herein and not otherwise defined have the meanings set forth in the Indenture. The Notes are obligations of the Company limited in aggregate principal amount to $200.0 million. The Indenture limits, among other things, the ability of the Company and its Subsidiaries to: (i) incur additional Indebtedness; (ii) pay dividends and make distributions; (iii) make certain investments; (iv) create liens; (v) enter into transactions with affiliates; (vi) issue stock of its Subsidiaries;
(vii) enter into agreements restricting the ability of such Subsidiaries to pay dividends and make distributions; (viii) enter into sale and leaseback transactions; (ix) merge or consolidate the Company; (x) transfer or sell assets; and (xi) finance certain acquisitions. These covenants are subject to a number of important exceptions. The Company must report to the Trustee quarterly in compliance with the limitations contained in the Indenture.

      5. Optional Redemption. The Company, at its option, may redeem the Notes, in whole or in part, at any time on or after February 15, 2002 upon not less than 30 nor more than 60 days' notice, at the redemption prices (expressed as percentages of principal amount), set forth below, together, in each case, with accrued and unpaid interest to the Redemption Date, if redeemed during the twelve month period beginning on February 15 of each year listed below:

     Year                                       Redemption Price

      2002.....................................        103.358%
      2003.....................................        101.679%

      Notwithstanding the foregoing, the Company may redeem in the aggregate up to 35% of the original principal amount of Notes at any time and from time to time on or prior to February 15, 2000 at a redemption price equal to 111.75% of the aggregate principal amount thereof, plus accrued and unpaid interest thereon to the Redemption Date with the Net Proceeds of one or more Public Equity Offerings or Strategic Equity Investments; provided, that at least $130.0 million of the principal amount of Notes originally issued remains outstanding immediately after the occurrence of any such redemption and that any such redemption occurs within 90 days following the closing of any such Public Equity Offering or Strategic Equity Investment.

      6. Notice of Redemption. Notice of redemption will be mailed at least 30 days but not more than 60 days before the Redemption Date to each Holder of Notes to be redeemed at his registered address. On and after the Redemption Date, unless the Company defaults in making the redemption payment, interest ceases to accrue on Notes or portions thereof called for redemption.

      7. Offers to Purchase. The Indenture provides that upon the occurrence of a Change of Control or an Asset Sale and subject to further limitations contained therein, the Company shall make an offer to purchase outstanding Notes in accordance with the procedures set forth in the Indenture.

      8. Registration Rights. Pursuant to a Registration Rights Agreement between the Company and CIBC Wood Gundy Securities Corp., as initial purchaser of the Notes, the Company will be obligated to consummate an exchange offer pursuant to which the Holder of this Note shall have the right to exchange this Note for notes of a separate series issued under the Indenture (or a trust indenture substantially identical to the Indenture in accordance with the terms of the Registration Rights Agreement) which have been registered under the Securities Act, in like principal amount and having substantially identical terms as the Notes. The Holders shall be entitled to receive certain additional interest payments in the event such exchange offer is not consummated and upon certain other conditions, all pursuant to and in accordance with the terms of the Registration Rights Agreement.

      9. Disbursement of Funds; Escrow Account. The Company has transferred approximately $17.5 million of the net proceeds from the offering of the Notes to the Guarantor in exchange for the Subsidiary Guarantee. The Guarantor has placed such amount into an Escrow Account for the benefit of the holders of the Notes. Until disbursed in accordance with the Escrow Agreement and the Indenture, the Escrow Account is designed to provide security for a portion of the Company's obligations under the Notes for the first two years after the Issue Date. In addition, the Indenture provides that, (i) so long as no Default or Event of Default has occurred and is continuing, the Guarantor is obligated to pay to the Trustee for the benefit of the holders of the Notes, on each interest payment date, an amount equal to the amount of interest then due on $79.0 million aggregate principal amount of the Notes (such amount, the "Interest Portion") and (ii) upon the occurrence and during the continuation of a Default or an Event of Default, the Guarantor must pay the full amount of interest on the Notes at the regular, pre-default rate, as the same becomes due and payable, unless paid from another source. The Escrow Agreement provides, among other things, that funds will be disbursed from the Escrow Account (i) on any interest payment date, to pay the Interest Portion and (ii) upon a Default or an Event of Default, to pay the full amount due on the Notes under the Subsidiary Guarantee. Pending such disbursement, the Company will cause all the funds contained in the Escrow Account to be invested in Temporary Cash Investments. Interest earned on these Temporary Cash Investments will be added to the Escrow Account. The Indenture provides that the proceeds of the Escrow Account will be applied first to the payment of interest on the Notes so long as interest thereon is due or will become due under the Notes and that only in the event that interest is no longer due and will not become due (whether because the full principal amount of the Notes is to be repaid or otherwise) will the proceeds of the Escrow Account be applied to principal or premium, if any.

      10. Denominations, Transfer, Exchange. The Notes are in registered form without coupons in denominations of $1,000 and integral multiples of $1,000. A Holder may transfer or exchange Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay to it any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Notes or portion of a Note selected for redemption, or transfer or exchange any Notes for a period of 15 days before a mailing of notice of redemption.

      11. Persons Deemed Owners. The registered Holder of this Note may be treated as the owner of this Note for all purposes.

      12. Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years, the Trustee will pay the money back to the Company at its written request. After that, Holders entitled to the money must look to the Company for payment as general creditors unless an "abandoned property" law designates another Person.

      13. Amendment, Supplement, Waiver, Etc. The Company, the Guarantor and the Trustee (if a party thereto) may, without the consent of the Holders of any outstanding Notes, amend, waive or supplement the Indenture or the Notes for certain specified purposes, including, among other things, curing ambiguities, defects or inconsistencies, maintaining the qualification of the Indenture under the Trust Indenture Act of 1939, as amended, and making any change that does not materially and adversely affect the rights of any Holder. Other amendments and modifications of the Indenture or the Notes may be made by the Company, the Guarantor and the Trustee with the consent of the Holders of not less than a majority of the aggregate principal amount of the outstanding Notes, subject to certain exceptions requiring the consent of the Holders of the particular Notes to be affected.

      14. Successor Corporation. When a successor corporation assumes all the obligations of its predecessor under the Notes and the Indenture and the transaction complies with the terms of Article V of the Indenture, the predecessor corporation will, except as provided in Article V, be released from those obligations.


      15. Defaults and Remedies. Events of Default are set forth in the Indenture. Subject to certain limitations in the Indenture, if an Event of Default (other than an Event of Default specified in Section 6.1(a)(vi) or (vii) of the Indenture with respect to the Company) occurs and is continuing, the Trustee or the Holders of not less than 25% in aggregate principal amount of the outstanding Notes may, by written notice to the Trustee and the Company, and the Trustee upon the request of the Holders of not less than 25% in aggregate principal amount of the outstanding Notes shall, declare all principal of and accrued interest on all Notes to be immediately due and payable. If an Event of Default specified in Section 6.1(a)(vi) or (vii) of the Indenture occurs with respect to the Company, the principal amount of and interest on, all Notes shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holder. Holders may not enforce the Indenture or the Notes except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Notes. Subject to certain limitations, Holders of a majority in principal amount of the then outstanding Notes may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company must furnish an annual compliance certificate to the Trustee.

      16. Trustee Dealings with Company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not Trustee.

      17. No Recourse Against Others. A trustee, director, officer, employee, stockholder or incorporator, as such, of the Company or the Guarantor shall not have any liability for any obligations of the Company under the Notes or the Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation, either directly or through the Company or any successor Person or by virtue of any statute or other rule of law. Each Holder, by accepting a Note, waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Notes.

      18. Discharge. The Company's obligations pursuant to the Indenture will be discharged, except for obligations pursuant to certain sections thereof, subject to the terms of the Indenture, upon the payment of all the Notes or upon the irrevocable deposit with the Trustee of United States dollars or U.S. Government Obligations sufficient to pay when due principal of and interest on the Notes to maturity or redemption, as the case may be.

      19. Guarantee; Security. The Note is initially entitled to the benefits of the Subsidiary Guarantee of the Guarantor. Upon the terms and subject to the conditions set forth in the Indenture, the Guarantor has unconditionally guaranteed that the principal of, and premium, if any, interest and Additional Interest, if any, on and any additional amounts, if any, with respect to the Notes will be duly and punctually paid in full when due, whether at maturity, by acceleration or otherwise, and interest on overdue principal, premium, if any, and (to the extent permitted by law) interest on any interest or Additional Interest, if any, on the Notes and all other Obligations of the Company to the Holders under the Notes or the Indenture (including fees, expenses or other Obligations) will be promptly paid in full or performed. The Subsidiary Guarantee constitutes a limited guarantee by the Guarantor of all sums due under the Notes limited in amount to the value of the property held in the Escrow Account. The Guarantor shall be released from the Subsidiary Guarantee upon the terms and subject to the conditions set forth in the Indenture. Reference is hereby made to Article X of the Indenture and to Exhibit G to the Indenture for the terms of the Subsidiary Guarantee. The Guarantor's obligations under the Subsidiary Guarantee are secured by a first priority security interest in the Escrow Account and the Temporary Cash Investments held therein.

      20. Authentication. This Note shall not be valid until the Trustee signs the certificate of authentication on the other side of this Note.

      21. Governing Law. THE INTERNAL LAWS OF THE STATE OF NEW YORK SHALL GOVERN THIS SENIOR NOTE WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS. The Trustee, the Company, the Guarantor and the Holders agree to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Indenture or the Notes.

      22. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TENANT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

      The Company will furnish to any Holder upon written request and without charge a copy of the Indenture. Requests may be made to:

                  RENAISSANCE COSMETICS, INC.
                  955 Massachusetts Avenue
                  Cambridge, Massachusetts  02139
                  Attention:  John R. Jackson

                               ASSIGNMENT


I or we assign and transfer this Note to:

         (Insert assignee's social security or tax I.D. number)


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Print or type name, address and zip code of assignee)

and irrevocably appoint:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Agent to transfer this Note on the books of the Company. The Agent may substitute another to act for him.

                   OPTION OF HOLDER TO ELECT PURCHASE


            If you want to elect to have all or any part of this Note purchased by the Company pursuant to Section 4.13 or Section 4.15 of the Indenture, check the appropriate box:

            [ ]  Section 4.13     [ ]  Section 4.15


            If you want to have only part of the Note purchased by the Company pursuant to Section 4.13 or Section 4.15 of the Indenture, state the amount you elect to have purchased:


$
 --------------------
 (multiple of $1,000)

Date:
     --------------------

                  Your Signature:
                                 -------------------------------------

                  (Sign exactly as your name appears on the face of this Note)


-------------------------
Signature Guaranteed

                                                                       EXHIBIT B



                     [FORM OF LEGEND FOR 144A NOTE]



THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE ACT) OR (B) IT IS AN "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR
(7) UNDER THE ACT) (AN "ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, (2) AGREES THAT IT WILL NOT WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF THIS NOTE RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (C) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE ACT, (D) INSIDE THE UNITED STATES TO AN ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES (OR HAS FURNISHED ON ITS BEHALF BY A U.S. BROKER-DEALER) TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS NOTE (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM THE TRUSTEE), (E) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE ACT OR (F) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE ACT (IF AVAILABLE) (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS NOTE WITHIN THREE YEARS AFTER ORIGINAL ISSUANCE OF THIS NOTE, IF THE PROPOSED TRANSFEREE IS AN ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE ACT. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE ACT.

                   [FORM OF ASSIGNMENT FOR 144A NOTE]


I or we assign and transfer this Note to:

         (Insert assignee's social security or tax I.D. number)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Print or type name, address and zip code of assignee)

and irrevocably appoint:


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Agent to transfer this Note on the books of the Company. The Agent may substitute another to act for him.

                               [Check One]

[ ] (a) this Note is being transferred in compliance with the exemption from registration under the Securities Act provided by Rule 144A thereunder.

                                   or

[ ] (b) this Note is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

If none of the foregoing boxes is checked, the Trustee or Registrar shall not be obligated to register this Note in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.17 of the Indenture shall have been satisfied.

Date:                           Your Signature:
      ------------------                       -----------------------------

                                --------------------------------------------
                                (Sign exactly as your name
                                appears on the other side of
                                this Note)

      Signature Guarantee:
                          --------------------------------------------------

          TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED


            The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:
      -----------------------       -----------------------------------------
                                    NOTICE:  To be executed by
                                             an executive officer

                                                                       EXHIBIT C



                 [FORM OF LEGEND FOR REGULATION S NOTE]


THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS UNLESS REGISTERED UNDER THE SECURITIES ACT OR EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

               [FORM OF ASSIGNMENT FOR REGULATION S NOTE]


I or we assign and transfer this Note to:

         (Insert assignee's social security or tax I.D. number)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(Print or type name, address and zip code of assignee)

and irrevocably appoint:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Agent to transfer this Note on the books of the Company. The Agent may substitute another to act for him.

                               [Check One]

[ ] (a) this Note is being transferred in compliance with the exemption from registration under the Securities Act provided by Rule 144A thereunder.

                                   or

[ ] (b) this Note is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

If none of the foregoing boxes is checked, the Trustee or Registrar shall not be obligated to register this Note in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.17 of the Indenture shall have been satisfied.

Date:                           Your Signature:
      ---------------------                    ----------------------------

                                -------------------------------------------
                                (Sign exactly as your name
                                appears on the other side of
                                this Note)

      Signature Guarantee:
                           ------------------------------------------------

          TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED


            The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated: ------------------           ----------------------------------
                                    NOTICE:  To be executed by
                                             an executive officer

                                                                       EXHIBIT D



                    [FORM OF LEGEND FOR GLOBAL NOTE]


            Any Global Note authenticated and delivered hereunder shall bear a legend (which would be in addition to any other legends required in the case of a Restricted Note) in substantially the following form:

      THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY. THIS NOTE IS NOT EXCHANGEABLE FOR NOTES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS NOTE (OTHER THAN A TRANSFER OF THIS NOTE AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (A NEW YORK CORPORATION) ("DTC") TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IT REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                                                       EXHIBIT E



                       Form of Certificate to Be
                      Delivered in Connection with
               Transfers to Non-QIB Accredited Investors
               -----------------------------------------


                                                       -----------, ----






Attention:

                  Re:  Renaissance Cosmetics, Inc.
                        (the "Company")
                        11 3/4% Senior Notes
                        due 2004 (the "Notes")
                        ----------------------


Dear Sirs:

            In connection with our proposed purchase of Notes, we confirm that:

            1. We understand that any subsequent transfer of the Notes is subject to certain restrictions and conditions set forth in the Indenture dated as of , 1997 relating to the Notes and we agree to be bound by, and not to resell, pledge or otherwise transfer the Notes except in compliance with, such restrictions and conditions and the Securities Act of 1933, as amended (the "Securities Act").

            2. We understand that the Notes have not been registered under the Securities Act, and that the Notes may not be offered, sold, pledged or otherwise transferred except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell any Notes, we will do so only (i) to the Company or any subsidiary thereof, (ii) pursuant to an effective registration statement under the Securities Act, (iii) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined in Rule 144A), (iv) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Notes, (v) outside the United States to persons other than U.S. persons in offshore transactions meeting the requirements of Rule 904 of Regulation S under the Securities Act, or
      (vi) pursuant to any other exemption from registration under the Securities Act (if available), and we further agree to provide to any person purchasing any of the Notes from us a notice advising such purchaser that resales of the Notes are restricted as stated herein.

            3. We understand that, on any proposed resale of any Notes, we will be required to furnish to you and the Company such certifications, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend to the foregoing effect.

            4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting each are able to bear the economic risk of our or their investment, as the case may be.

            5. We are acquiring the Notes purchased by us for our account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

            You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                    Very truly yours,

                                    [Name of Transferee]


                                    By:
                                       -----------------------------
                                          Authorized Signature

                                                                       EXHIBIT F



                  Form of Certificate to Be Delivered
                      in Connection with Transfers
                        Pursuant to Regulation S
                        ------------------------


                                                        ----------, ----






Attention:


                  Re:  Renaissance Cosmetics, Inc.
                        (the "Company")
                        11 3/4% Senior Notes
                        due 2004 (the "Notes")
                        ----------------------


Dear Sirs:

            In connection with our proposed sale of $__________ aggregate principal amount of the Notes, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the U.S. Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

            (1)   the offer of the Notes was not made to a U.S.
      person or to a person in the United States;

            (2) either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

            (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable;

            (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act;
      and

            (5) we have advised the transferee of the transfer restrictions applicable to the Notes.

            You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                                    Very truly yours,

                                    [Name of Transferor]


                                    By:
                                         -----------------------------
                                          Authorized Signature

                                                                       EXHIBIT G



                           [FORM OF GUARANTEE]


            The undersigned (the "Guarantor") hereby unconditionally guarantees, to the extent set forth in the Indenture dated as of February 7, 1997 by and among Renaissance Cosmetics, Inc., as issuer, the Guarantor, as guarantor, and United States Trust Company of New York, as Trustee (as amended, restated or supplemented from time to time the "Indenture"), and subject to the provisions of the Indenture, (a) the due and punctual payment of the principal of and interest on the Notes, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on overdue principal, and, to the extent permitted by law, interest, and the due and punctual performance of all other obligations of the Company to the Noteholders or the Trustee, all in accordance with the terms set forth in Article X of the Indenture, and (b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

            The obligations of the Guarantor to the Noteholders and to the Trustee pursuant to this Subsidiary Guarantee and the Indenture are expressly set forth in Article X of the Indenture and reference is hereby made to the Indenture for the precise terms and limitations of this Subsidiary Guarantee.


                                    RENAISSANCE GUARANTOR, INC.


                                    By:
                                       --------------------------------
                                          Name:
                                          Title:





                                  G-1